   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 21, 1997.


                                              1933 ACT REGISTRATION NO. 33-18477
                                              1940 ACT REGISTRATION NO. 811-5385
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                   FORM N-1A


            REGISTRATION STATEMENT UNDER THE
               SECURITIES ACT OF 1933                                       [ ]
            Pre-Effective Amendment No.  _                                  [ ]
            Post-Effective Amendment No. 20                                 [X]
                                            and

            REGISTRATION STATEMENT UNDER THE
               INVESTMENT COMPANY ACT OF 1940                               [ ]
            Amendment No. 22                                                [X]


                               ------------------


                            KEMPER VALUE FUND, INC.

               (Exact name of Registrant as Specified in Charter)

       222 South Riverside Plaza, Chicago, Illinois                                   60606
         (Address of Principal Executive Offices)                                  (Zip Code)

                                  Registrant's Telephone Number: (312) 537-7000

                                   Copies to:


Philip J. Collora, Vice President and Secretary                   Cathy G. O'Kelly
            Kemper Value Fund, Inc.                               David A. Sturms
           222 South Riverside Plaza                     Vedder, Price, Kaufman & Kammholz
            Chicago, Illinois 60606                           222 North LaSalle Street
               (Name and Address                              Chicago, Illinois 60601
             of Agent for Service)



     It is proposed that this filing will become effective (check appropriate box)


              ____  immediately upon filing pursuant to paragraph (b)
              ____  on (date) pursuant to paragraph (b)
              ____  60 days after filing pursuant to paragraph (a)(1)
              ____  on (date) pursuant to paragraph (a)(1)
               X   75 days after filing pursuant to paragraph (a)(2)
              ____  on (date) pursuant to paragraph (a)(2) of rule 485

     If appropriate, check the following box:
               X this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
================================================================================

                            KEMPER VALUE FUND, INC.


                             CROSS-REFERENCE SHEET

                     ITEMS REQUIRED
                      BY FORM N-1A                                      LOCATION
                         PART A                                        PROSPECTUS
Item 1.   Cover Page..........................    Cover Page
Item 2.   Synopsis............................    Summary; Summary of Expenses; Supplement to
                                                  Prospectus
Item 3.   Condensed Financial Information.....    Financial Highlights; Supplement to Prospectus
Item 4.   General Description of Registrant...    Cover Page; Summary; Investment Objectives, Policies
                                                  and Risk Factors
Item 5.   Management of the Fund..............    Summary; Investment Manager and Underwriter
Item 5A.  Management's Discussion of Fund
          Performance.........................    Performance
Item 6.   Capital Stock and Other
          Securities..........................    Summary; Investment Manager and Underwriter; Net
                                                  Asset Value; Purchase of Shares; Capital Structure
Item 7.   Purchase of Securities Being
          Offered.............................    Summary; Purchase of Shares
Item 8.   Redemption or Repurchase............    Summary; Redemption or Repurchase of Shares
Item 9.   Legal Proceedings...................    Inapplicable

                            KEMPER VALUE FUND, INC.
                            SUPPLEMENT TO PROSPECTUS
                            DATED NOVEMBER 22, 1997

                                 CLASS I SHARES

Kemper Contrarian Fund (the "Contrarian Fund"), Kemper-Dreman High Return Equity Fund (the "High Return Equity Fund"), Kemper Small Cap Value Fund (the "Small Cap Value Fund") and Kemper Mid Cap Value Fund (the "Mid Cap Value Fund") (each a "Fund" and collectively, the "Funds") currently offer four classes of shares to provide investors with different purchasing options. The Class A, Class B and Class C shares are described in the prospectus; and Class I shares are described in the prospectus as supplemented hereby.

Class I shares are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of Zurich Kemper Investments, Inc. ("ZKI"), and its affiliates; and (b) the following investment advisory clients of ZKI and its investment advisory affiliates (including Zurich Investment Management, Inc. and Zurich Kemper Value Advisors, Inc. (formerly named Dreman Value Advisors, Inc.)) that invest at least $1 million in a Fund: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. Class I shares currently are available for purchase only from Zurich Kemper Distributors, Inc., principal underwriter for the Funds. Share certificates are not available for Class I shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge schedules and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Also, there is no administrative services fee charged to Class I shares. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, will typically be higher for Class I shares than for Class A, Class B and Class C shares.

The following information supplements the indicated sections of the prospectus.

SUMMARY OF EXPENSES
SHAREHOLDER TRANSACTION EXPENSES (APPLICABLE TO EACH FUND)

                                                                CLASS I
                                                                -------
Maximum Sales Charge on Purchases (as a percentage of
  offering price)...........................................      None
Maximum Sales Charge on Reinvested Dividends................      None
Redemption Fees.............................................      None
Exchange Fee................................................      None
Deferred Sales Charge (as a percentage of redemption
  proceeds).................................................      None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                    CONTRARIAN    HIGH RETURN    SMALL CAP VALUE    MID CAP VALUE
                                                       FUND       EQUITY FUND         FUND              FUND
                                                    ----------    -----------    ---------------    -------------
Management Fees (restated)......................       .75%          .74%             .75%               .75%
12b-1 Fees......................................       None          None             None               None
Other Expenses (restated).......................       .10%          .14%             .09%               .30%
                                                       ----          ----             ----              -----
Total Operating Expenses........................       .85%          .88%             .84%              1.05%
                                                       ====          ====             ====              =====

EXAMPLE

                                                       FUND          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                       ----          ------   -------   -------   --------
You would pay the following expenses           Contrarian             $ 9       $27       $47       $105
  on a $1,000 investment, assuming             High Return            $ 9       $28       $49       $108
  (1) 5% annual return and                     Small Cap Value        $ 9       $27       $47       $104
  (2) redemption at the end of each            Mid Cap Value          $11       $33        --         --
  time period:

  -----------------
The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in Class I shares of a Fund will bear directly or indirectly. See "Investment Manager and Underwriter" in the prospectus for more information. Since no Class I shares had been issued for the Contrarian Fund as of the fiscal year end, "Other Expenses" shown above are estimates for that Fund. Since the Mid Cap Value Fund will commence operations on or about September 9, 1997, the expenses shown for the Fund are estimates for the current fiscal year, and the example is only provided for the one and three year periods.

"Management Fees" and "Other Expenses" for the Contrarian, High Return Equity and Small Cap Value Funds in the tables above have been restated to reflect current fees.

The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Fund. The Example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

FINANCIAL HIGHLIGHTS

                            HIGH RETURN EQUITY FUND

                                                                   YEAR ENDED           NOV. 1 TO
                                                                DECEMBER 31, 1996     DEC. 31, 1995
                                                                -----------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                 $21.51                19.90
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 .54                  .04
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                                     5.70                 2.03
-----------------------------------------------------------------------------------------------------
Total from investment operations                                       6.24                 2.07
-----------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                               .53                  .06
-----------------------------------------------------------------------------------------------------
  Distribution from net realized gain                                   .73                  .40
-----------------------------------------------------------------------------------------------------
Total dividends                                                        1.26                  .46
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $26.49                21.51
-----------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                         29.36%               10.47
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the Fund                                           .88%                 .47
-----------------------------------------------------------------------------------------------------
Net investment income                                                  2.45%                1.99
-----------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                                .88%                 .85
-----------------------------------------------------------------------------------------------------
Net investment income                                                  2.45%                1.61
-----------------------------------------------------------------------------------------------------

                              SMALL CAP VALUE FUND

                                                                   YEAR ENDED             NOV. 1
                                                                DECEMBER 31, 1996    TO DEC. 31, 1995
                                                                -----------------    ----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                 $14.52                14.25
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 .25                   --
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                                     4.13                 1.11
-----------------------------------------------------------------------------------------------------
Total from investment operations                                       4.38                 1.11
-----------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                               .07                   --
-----------------------------------------------------------------------------------------------------
  Distribution from net realized gain                                   .43                  .84
-----------------------------------------------------------------------------------------------------
Total dividends                                                         .50                  .84
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $18.40                14.52
-----------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                         30.28%                8.03
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the Fund                                           .84%                 .47
-----------------------------------------------------------------------------------------------------
Net investment income                                                  1.34%                 .28
-----------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                                .84%                 .90
-----------------------------------------------------------------------------------------------------
Net investment income (loss)                                           1.34%                (.15)
-----------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. The investment manager waived its management fee and absorbed operating expenses of the Funds through December 31, 1995. The "Other Ratios to Average Net Assets" are computed without this expense waiver or absorption.

       For the Small Cap Value Fund, per share data for 1996 were determined based on average shares outstanding.


No financial information is presented for Class I shares of the Contrarian Fund since no Class I shares have been issued as of such Fund's fiscal year end. The Mid Cap Value Fund (not shown above) will commence operations on or about November 22, 1997.


SPECIAL FEATURES

Shareholders of a Fund's Class I shares may exchange their shares for (i) shares of Zurich Money Funds--Zurich Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of ZKI and its affiliates and (ii) Class I shares of any other "Kemper Mutual Fund" listed under "Special Features--Class A Shares--Combined Purchases" in the prospectus. Conversely, shareholders of Zurich Money Funds--Zurich Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of ZKI and its affiliates may exchange their shares for Class I shares of "Kemper Mutual Funds" to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus under "Special Features--Exchange Privilege--General."


November 22, 1997

DRE-1  (9/97)

TABLE OF CONTENTS
------------------------------------------------
Summary                                        1
------------------------------------------------
Summary of Expenses                            2
------------------------------------------------
Financial Highlights                           6
------------------------------------------------
Investments Objectives, Policies and Risk
  Factors                                     11
------------------------------------------------
Investment Manager and Underwriter            20
------------------------------------------------
Dividends and Taxes                           24
------------------------------------------------
Net Asset Value                               25
------------------------------------------------
Purchase of Shares                            26
------------------------------------------------
Redemption or Repurchase of Shares            31
------------------------------------------------
Special Features                              35
------------------------------------------------
Performance                                   39
------------------------------------------------
Capital Structure                             40
------------------------------------------------



This prospectus of the Kemper Value Fund, Inc. ("KVF") contains information about KVF that you should know before investing and should be retained for future reference. A Statement of Additional Information dated November 22, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request without charge from KVF at the address or telephone number on this cover or the firm from which this prospectus was obtained.


KVF'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN A FUND'S SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
                                                               KEMPER FUNDS LOGO

KEMPER VALUE
FUND, INC.


PROSPECTUS NOVEMBER 22, 1997


KEMPER VALUE FUND, INC. (FORMERLY NAMED KEMPER-DREMAN FUND, INC.)
222 South Riverside Plaza, Chicago, Illinois 60606
1-800-621-1048
This prospectus describes a choice of four portfolios managed by Zurich Kemper Value Advisors, Inc. (formerly named Dreman Value Advisors, Inc.)
KEMPER CONTRARIAN FUND
KEMPER-DREMAN HIGH RETURN EQUITY FUND
KEMPER SMALL CAP VALUE FUND
KEMPER MID CAP VALUE FUND
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

KEMPER VALUE FUND, INC.
222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606, TELEPHONE 1-800-621-1048

SUMMARY

INVESTMENT OBJECTIVES. The Kemper Value Fund, Inc. (formerly named Kemper-Dreman Fund, Inc.) ("KVF") is an open-end, diversified management investment company. KVF's four portfolios (each a "Fund" and collectively the "Funds") are covered in this prospectus and are as follows:

KEMPER CONTRARIAN FUND (the "Contrarian Fund") seeks long-term capital appreciation with current income as its secondary objective.

KEMPER-DREMAN HIGH RETURN EQUITY FUND (the "High Return Equity Fund") seeks to achieve a high rate of total return.

KEMPER SMALL CAP VALUE FUND (the "Small Cap Value Fund") seeks long-term capital appreciation.

KEMPER MID CAP VALUE FUND (the "Mid Cap Value Fund") seeks long-term capital appreciation.

RISK FACTORS. There is no assurance that the investment objective of any Fund will be achieved and investment in each Fund includes risks that vary in kind and degree depending upon the investment policies of that Fund. The returns and net asset value of each Fund will fluctuate. The Funds will invest principally in securities that, in the judgment of the investment manager, are undervalued. Investment by the Small Cap Value Fund primarily in smaller companies involves greater risk than investment in larger, more established companies. The High Return Equity Fund may invest a significant percentage of its total assets in one or more market sectors, in which case, financial, economic, business and other developments affecting issuers in that sector may have a greater effect on the Fund than if it had not concentrated its assets in that sector. Foreign investments by the Mid Cap Value Fund involve risk and opportunity considerations not typically associated with investing in U.S. companies. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Thus, the U.S. Dollar value of foreign securities in the Fund's portfolio, and the Fund's net asset value, may change in response to changes in currency exchange rates even though the value of the foreign securities in local currency terms may not have changed. While the Fund's investments in foreign securities will principally be in developed countries, the Fund may invest a portion of its assets in developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A portion of the assets of the Mid Cap Value Fund may be invested in lower rated or unrated high yield bonds that entail greater risk of loss of principal and interest than higher rated fixed income securities. The Funds are authorized to invest in stock index futures and options to buy and sell such futures. In these investments, the Funds assume the risk that, if the investment manager's judgment regarding the direction of the securities markets is incorrect, their investment performance might have been better if they had not acquired futures contracts. The Funds are authorized to write covered call options on securities. The High Return Equity, Small Cap Value and Mid Cap Value Funds may write put options. If the market price of stock subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security. In selling a put option, the High Return Equity, Small Cap Value and Mid Cap Value Funds assume the risk that they might be obligated to acquire the optioned stock at a price above the current market price. The Mid Cap Value Fund may also purchase options. See "Investment Objectives, Policies and Risk Factors."

PURCHASES AND REDEMPTIONS. KVF provides investors with the option of purchasing shares in the following ways:

Class A Shares............ Offered at net asset value plus a maximum sales charge of 5.75% of the offering price. Reduced sales charges apply to purchases of $50,000 or more. Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a .50% contingent deferred sales change if redeemed during the second year of purchase.

Class B Shares..............
                           Offered at net asset value, subject to a Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 4% to zero on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) six years after purchase.

Class C Shares..............
                           Offered at net asset value without an initial sales charge, but subject to a Rule 12b-1 distribution fee and a 1% contingent deferred sales charge on redemptions made within one year of purchase. Class C shares do not convert into another class.

Each class of shares represents interests in the same portfolio of investments of a Fund. The minimum initial investment is $1,000 and investments thereafter must be at least $100. Shares are redeemable at net asset value, which may be more or less than original cost, subject to any applicable contingent deferred sales charge. See "Purchase of Shares" and "Redemption or Repurchase of Shares."

INVESTMENT MANAGER AND UNDERWRITER. Zurich Kemper Value Advisors, Inc. (formerly named Dreman Value Advisors, Inc.) ("ZKVA") serves as investment manager for each Fund. ZKVA is paid an investment management fee by each Fund based upon average daily net assets of that Fund at an annual rate ranging from .75% to
 .62%. Zurich Investment Management Limited ("ZIML"), an affiliate of ZKVA, is a sub-adviser for the Mid Cap Value Fund and is paid by ZKVA, a fee payable monthly at the annual rate of .35% of the portion of the average daily net assets of the Fund allocated by ZKVA to ZIML for management. Dreman Value Management, L.L.C. ("DVM") is a sub-adviser for the High Return Equity Fund and is paid by ZKVA a fee based upon average daily net assets of the Fund at an annual rate ranging from .24% to .198%. Zurich Kemper Distributors, Inc. ("ZKDI"), an affiliate of ZKVA, is principal underwriter and administrator for each Fund. For Class B shares and Class C shares, ZKDI receives a Rule 12b-1 distribution fee at an annual rate of .75% of average daily net assets. ZKDI also receives the amount of any contingent deferred sales charges paid on the redemption of shares. Administrative services are provided to shareholders under an administrative services agreement with ZKDI. KVF pays an administrative services fee at an annual rate of up to .25% of average daily net assets of Class A, B and C shares of the Funds, which ZKDI pays to financial services firms. See "Investment Manager and Underwriter."

DIVIDENDS. The Contrarian and High Return Equity Funds normally distribute quarterly dividends of net investment income, and the Small Cap Value and Mid Cap Value Funds normally distribute annual dividends of net investment income. Each Fund distributes any net realized capital gains at least annually. Income and capital gain dividends of a Fund are automatically reinvested in additional shares of that Fund, without sales charge, unless the shareholder makes a different election. See "Dividends and Taxes."

SUMMARY OF EXPENSES

        SHAREHOLDER TRANSACTION EXPENSES             CLASS A               CLASS B                CLASS C
          (APPLICABLE TO ALL FUNDS)(1)               -------               -------                -------
Maximum Sales Charge on Purchases (as a
  percentage of offering price)..................     5.75%(2)     None                                  None
Maximum Sales Charge on Reinvested Dividends.....     None         None                                  None
Redemption Fees..................................     None         None                                  None
Exchange Fee.....................................     None         None                                  None
Deferred Sales Charge (as a percentage of
  redemption proceeds)...........................     None(3)      4% during the first          1% during the
                                                                   year, 3% during the             first year
                                                                   second and third years,
                                                                   2% during the fourth and
                                                                   fifth years and 1% in
                                                                   the sixth year

---------------
(1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details.
(2) Reduced sales charges apply to purchases of $50,000 or more. See "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares."
(3) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% the first year and .50% the second year. See "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares."

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                   CONTRARIAN    HIGH RETURN    SMALL CAP VALUE    MID CAP VALUE
                                                      FUND       EQUITY FUND         FUND              FUND
                                                   ----------    -----------    ---------------    -------------
CLASS A SHARES
Management Fees (restated).......................     .75%           .74%             .75%              .75%
12b-1 Fees.......................................     None           None             None              None
Other Expenses (restated)........................     .50%           .47%             .72%              .80%
                                                     -----          -----            -----             -----
Total Operating Expenses.........................    1.25%          1.21%            1.47%             1.55%
                                                     =====          =====            =====             =====

                                                   CONTRARIAN    HIGH RETURN    SMALL CAP VALUE    MID CAP VALUE
                                                      FUND       EQUITY FUND         FUND              FUND
                                                   ----------    -----------    ---------------    -------------
CLASS B SHARES
Management Fees (restated).......................     .75%           .74%             .75%              .75%
12b-1 Fees(4)....................................     .75%           .75%             .75%              .75%
Other Expenses (restated)........................     .84%           .82%             .99%              .93%
                                                     -----          -----            -----             -----
Total Operating Expenses.........................    2.34%          2.31%            2.49%             2.43%
                                                     =====          =====            =====             =====

                                                   CONTRARIAN    HIGH RETURN    SMALL CAP VALUE    MID CAP VALUE
                                                      FUND       EQUITY FUND         FUND              FUND
                                                   ----------    -----------    ---------------    -------------
CLASS C SHARES
Management Fees (restated).......................     .75%           .74%             .75%              .75%
12b-1 Fees(5)....................................     .75%           .75%             .75%              .75%
Other Expenses (restated)........................    1.30%           .84%             .69%              .90%
                                                     -----          -----            -----             -----
Total Operating Expenses.........................    2.80%          2.33%            2.19%             2.40%
                                                     =====          =====            =====             =====

---------------
(4) As a result of 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, although ZKDI believes that it is unlikely because of the automatic conversion feature described under "Purchase of Shares--Deferred Sales Charge Alternative--Class B Shares."

(5) As a result of the accrual of 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers.

EXAMPLE

                                     FUND                1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                     ----                ------      -------      -------      --------
CLASS A SHARES
You would pay the           Contrarian Fund                 $70         $ 95         $122          $200
  following expenses on a   High Return Equity Fund         $69         $ 94         $120          $196
  $1,000 investment,        Small Cap Value Fund            $72         $101         $133          $223
  assuming (1) 5% annual    Mid Cap Value Fund              $72         $104           --            --
  return and (2)
  redemption at the end of
  each time period:

EXAMPLE

                                     FUND                1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                     ----                ------      -------      -------      --------
CLASS B SHARES(6)
You would pay the           Contrarian Fund                 $54          $93         $135          $215
  following expenses on a   High Return Equity Fund         $53          $92         $134          $211
  $1,000 investment,        Small Cap Value Fund            $55          $98         $143          $234
  assuming (1) 5% annual    Mid Cap Value Fund              $55          $96           --            --
  return and (2)
  redemption at the end of
  each time period:
You would pay the           Contrarian Fund                 $24          $73         $125          $215
  following expenses on     High Return Equity Fund         $23          $72         $124          $211
  the same investment,      Small Cap Value Fund            $25          $78         $133          $234
  assuming no redemption:   Mid Cap Value Fund              $25          $76           --            --

                                     FUND                1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                     ----                ------      -------      -------      --------
CLASS C SHARES(7)
You would pay the           Contrarian Fund                 $28          $87         $148          $313
  following expenses on a   High Return Equity Fund         $24          $73         $125          $267
  $1,000 investment,        Small Cap Value Fund            $22          $69         $117          $252
  assuming (1) 5% annual    Mid Cap Value Fund              $24          $75           --            --
  return and (2)
  redemption at the end of
  each time period:

---------------
(6) Assumes conversion to Class A shares six years after purchase and was calculated based upon the assumption that the shareholder was an owner of the shares on the first day of the first year and the contingent deferred sales charge was applied as follows: 1 year (3%), 3 years (2%), 5 years (1%) and 10 years (0%). See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares" for more information regarding the calculation of the contingent deferred sales charge.

(7) Assumes that the shareholder was the owner on the first day of the first year and the contingent deferred sales charge was not applicable for any of the periods shown. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares."

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. See "Investment Manager and Underwriter" for more information. ZKVA waived its management fee and absorbed operating expenses of the Contrarian, High Return Equity, and Small Cap Value Funds to the extent necessary to limit the Fund's operating expenses to the following percentage of such Fund's average net assets through November 11, 1996: Class A shares - 1.25%; Class B shares - 2.00%; and Class C shares - 1.95%. "Management Fees" and "Other Expenses" for the Contrarian, High Return Equity, and Small Cap Value Funds in the tables above have been restated to reflect current fees. Since the Mid Cap Value Fund will commence operations on or about September 9, 1997, the expenses shown for the Fund are estimates for the current fiscal year, and the example is only provided for the one and three year periods.

The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The tables below show financial information for the Contrarian, High Return Equity and Small Cap Value Funds expressed in terms of one share outstanding throughout the period. The information in the tables has been audited by Ernst & Young LLP, independent auditors, except for the information for the periods ended December 31, 1994 and prior which have been audited by other independent auditors. The report of Ernst & Young LLP is contained in KVF's Registration Statement and is available from KVF. The financial statements contained in the Contrarian, High Return Equity and Small Cap Value Funds' 1996 Annual Report to Shareholders are incorporated herein by reference and may be obtained by writing or calling KVF.

                                CONTRARIAN FUND

                                                                              YEAR ENDED DECEMBER 31,
                                                    1996     1995     1994     1993     1992     1991     1990    1989    1988(A)
                                                   ------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $16.20    12.18    13.62    13.50    12.38    10.11    11.34   10.55    10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .23      .26      .28      .22      .25      .28      .25     .29      .11
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)            2.07     5.05     (.28)     .96     1.13     2.38     (.94)   1.60      .54
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     2.30     5.31       --     1.18     1.38     2.66     (.69)   1.89      .65
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distributions from net investment income            .22      .24      .28      .22      .26      .28      .26     .29      .10
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain               1.35     1.05     1.16      .84       --      .11      .28     .81       --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                                      1.57     1.29     1.44     1.06      .26      .39      .54    1.10      .10
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $16.93    16.20    12.18    13.62    13.50    12.38    10.11   11.34    10.55
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       14.42%   44.57     (.03)    9.10    11.32    26.53    (6.08)  18.29     6.96
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the Fund                        1.23%    1.25     1.25     1.25     1.25     1.25     1.25    1.25     1.34
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                1.56%    1.85     1.89     1.64     2.04     2.35     2.46    2.59     2.42
---------------------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                             1.25%    1.66     1.42     1.54     1.53     1.76     1.52    1.67     2.37
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                1.54%    1.44     1.71     1.34     1.76     1.84     2.19    2.17     1.39
---------------------------------------------------------------------------------------------------------------------------------

(a) For the period March 18, 1988 (inception date) to December 31, 1988.

                                                            CLASS B                                  CLASS C
                                             --------------------------------------   --------------------------------------
                                                YEAR ENDED        SEPTEMBER 11 TO        YEAR ENDED        SEPTEMBER 11 TO
                                             DECEMBER 31, 1996   DECEMBER 31, 1995    DECEMBER 31, 1996   DECEMBER 31, 1995
                                             -------------------------------------------------------------------------------
CLASS B AND C SHARES
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $16.20               15.26                16.20               15.26
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              .11                 .07                  .11                 .08
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                  2.07                1.85                 2.05                1.85
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    2.18                1.92                 2.16                1.93
----------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distributions from net investment income           .11                 .07                  .11                 .08
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain              1.35                 .91                 1.35                 .91
----------------------------------------------------------------------------------------------------------------------------
Total dividends                                     1.46                 .98                 1.46                 .99
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $16.92               16.20                16.90               16.20
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                      13.61%              12.83                13.51               12.85
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the Fund                       2.11%               2.00                 2.12                1.95
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                .68%                .88                  .67                 .93
----------------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                            2.34%               2.36                 2.80                2.31
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .45%                .52                 (.01)                .57
----------------------------------------------------------------------------------------------------------------------------

ALL CLASSES

                                                              YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------------------------------      MARCH 18 TO
                                        1996      1995     1994     1993     1992     1991     1990    1989    DECEMBER 31, 1988
                                       -----------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of period (in
  thousands)                           $77,592   25,482   12,983   17,157   14,884   14,292   11,782   9,632         5,889
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)        95%      30       16       16       28       36       37      45            39
--------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid per share on stock transactions for the year ended December 31, 1996 was $.0490.
--------------------------------------------------------------------------------------------------------------------------------

                            HIGH RETURN EQUITY FUND

                                                                        YEAR ENDED DECEMBER 31,
                                                 1996    1995    1994    1993    1992    1991    1990    1989    1988(A)
                                                ------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period            $21.49   15.11   15.50   14.62   12.53    8.85   10.14   11.03    10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            .39     .26     .25     .21     .24     .31     .34     .39      .25
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         5.75    6.76    (.39)   1.13    2.21    3.87   (1.21)   1.41     1.00
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  6.14    7.02    (.14)   1.34    2.45    4.18    (.87)   1.80     1.25
------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distributions from net investment income         .38     .24     .25     .21     .24     .30     .35     .43      .22
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain             .73     .40      --     .25     .12     .20     .07    2.26       --
------------------------------------------------------------------------------------------------------------------------
Total dividends                                   1.11     .64     .25     .46     .36     .50     .42    2.69      .22
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $26.52   21.49   15.11   15.50   14.62   12.53    8.85   10.14    11.03
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    28.79%  46.86    (.99)   9.22   19.80   47.57   (8.63)  18.45    13.04
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the Fund                     1.21%   1.25    1.25    1.25    1.25    1.25    1.25    1.25      .57
------------------------------------------------------------------------------------------------------------------------
Net investment income                             2.12%   1.55    1.58    1.47    1.88    2.52    3.61    3.83     3.75
------------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)
Expenses                                          1.21%   1.57    1.39    1.56    1.70    2.31    2.38    2.74     3.36
------------------------------------------------------------------------------------------------------------------------
Net investment income                             2.12%   1.23    1.44    1.16    1.43    1.46    2.48    2.34      .96
------------------------------------------------------------------------------------------------------------------------

(a) For the period March 18, 1988 (inception date) to December 31, 1988.

                                                           CLASS B                                   CLASS C
                                          -----------------------------------------   -------------------------------------
                                             YEAR ENDED          SEPTEMBER 11 TO         YEAR ENDED        SEPTEMBER 11 TO
                                          DECEMBER 31, 1996     DECEMBER 31, 1995     DECEMBER 31, 1996   DECEMBER 31, 1995
                                          ---------------------------------------------------------------------------------
CLASS B AND C SHARES
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period           $21.47                 19.45                 21.48               19.45
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .19                   .07                   .20                 .09
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain               5.72                  2.41                  5.72                2.41
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 5.91                  2.48                  5.92                2.50
---------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distributions from net investment
  income                                          .21                   .06                   .22                 .07
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain            .73                   .40                   .73                 .40
---------------------------------------------------------------------------------------------------------------------------
Total dividends                                   .94                   .46                   .95                 .47
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $26.44                 21.47                 26.45               21.48
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   27.63%                12.88                 27.66               12.94
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)
Expenses absorbed by the Fund                    2.20%                 2.00                  2.22                1.95
---------------------------------------------------------------------------------------------------------------------------
Net investment income                            1.13%                  .61                  1.11                 .66
---------------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                         2.31%                 2.35                  2.33                2.30
---------------------------------------------------------------------------------------------------------------------------
Net investment income                            1.02%                  .26                  1.00                 .31
---------------------------------------------------------------------------------------------------------------------------

ALL CLASSES

                                                              YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------------------------------      MARCH 18 TO
                                         1996      1995      1994     1993     1992    1991    1990    1989    DECEMBER 31, 1988
                                       -----------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of period (in
  thousands)                           $737,834    98,196   35,005   28,413   14,425   7,238   3,868   3,992         2,413
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)         10%       18       12       14       13      37     204     156           107
--------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid per share on stock transactions for the year ended December 31, 1996 was $.0513.
--------------------------------------------------------------------------------------------------------------------------------

                              SMALL CAP VALUE FUND

                                                                               YEAR ENDED DECEMBER 31,
                                                              1996(b)       1995        1994        1993        1992(a)
                                                              ----------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $14.50       10.85       11.23       11.52        10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    .14        (.02)         --         .06          .03
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                               4.14        4.64         .02         .23         1.95
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 4.28        4.62         .02         .29         1.98
------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distributions from net investment income                        .07          --          --         .06          .03
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain                            .43         .97         .40         .52          .43
------------------------------------------------------------------------------------------------------------------------
Total dividends                                                   .50         .97         .40         .58          .46
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $18.28       14.50       10.85       11.23        11.52
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    29.60%      43.29         .15        2.54        32.51*
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the Fund                                    1.31%       1.25        1.25        1.25         1.25
------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                      .87%       (.16)       (.03)        .53          .81
------------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                         1.47%       1.83        1.82        2.09         4.29
------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                      .71%       (.74)       (.61)       (.32)       (2.24)
------------------------------------------------------------------------------------------------------------------------

* Annualized
(a) For the period May 22, 1992 (commencement of operations) to December 31,
    1992.

                                                      CLASS B                                       CLASS C
                                    -------------------------------------------    ------------------------------------------
                                         YEAR ENDED           SEPTEMBER 11 TO           YEAR ENDED           SEPTEMBER 11 TO
                                    DECEMBER 31, 1996(b)     DECEMBER 31, 1995     DECEMBER 31, 1996(b)     DECEMBER 31, 1995
                                    -----------------------------------------------------------------------------------------
CLASS B AND C SHARES
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                                   $14.48                  15.75                   14.48                  15.75
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                .01                   (.02)                    .01                   (.02)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                     4.11                   (.41)                   4.14                   (.41)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations             4.12                   (.43)                   4.15                   (.43)
-----------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                      .03                     --                     .03                     --
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
  gain                                        .43                    .84                     .43                    .84
-----------------------------------------------------------------------------------------------------------------------------
Total dividends                               .46                    .84                     .46                    .84
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $18.14                  14.48                   18.17                  14.48
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)               28.54%                 (2.52)                  28.77                  (2.51)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)
Expenses absorbed by the Fund                2.12%                  2.00                    2.06                   1.95
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                  .06%                  (.99)                    .12                   (.94)
-----------------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                     2.49%                  2.39                    2.19                   2.35
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                          (.31)%                (1.38)                   (.01)                 (1.34)
-----------------------------------------------------------------------------------------------------------------------------

(b) Per share data for 1996 were determined based on average shares outstanding.

ALL CLASSES

                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------          MAY 22 TO
                                                               1996         1995        1994       1993       DECEMBER 31, 1992
                                                             ------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)                   $273,222       31,606      6,931      4,875            2,385
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                               23%          86        140         79               37
-------------------------------------------------------------------------------------------------------------------------------

Average commission rate paid per share on stock transactions for the year ended December 31, 1996 was $.0426.
--------------------------------------------------------------------------------

NOTES:Total return does not reflect the effect of any sales charges. The investment manager waived its management fee and absorbed operating expenses of the Funds through November 11, 1996. The "Other Ratios to Average Net Assets" are computed without this expense waiver or absorption.


The Mid Cap Value Fund (not shown above) will commence operations on or about November 22, 1997.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The following information sets forth each Fund's investment objective and policies. The investment objective of each Fund may be changed without the affirmative vote of a majority of the outstanding securities of that Fund. Each Fund's returns and net asset value will fluctuate and there is no assurance that any Fund will meet its objective. For a description of how the investment manager selects specific securities for inclusion in a Fund's portfolio, see "Additional Investment Information."

Each Fund will invest principally in a diversified portfolio of equity securities of companies that the investment manager believes to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company.

CONTRARIAN FUND. The Contrarian Fund's primary investment objective is to seek long-term capital appreciation and its secondary objective is to seek current income. The Fund will invest primarily in common stocks of larger, listed companies with a record of earnings and dividends, low price-earnings ratios, reasonable returns on equity, and sound finances which, in the opinion of ZKVA, have intrinsic value. The Fund may, however, from time to time, invest in stocks that pay no dividends. It is anticipated that most stocks purchased will be listed on the New York Stock Exchange, but the Fund may also purchase securities listed on other securities exchanges and in the over-the-counter market. The Fund may also invest in preferred stocks, convertible securities and warrants. The Fund may sell call options on securities it holds ("covered call options").

HIGH RETURN EQUITY FUND. The High Return Equity Fund's investment objective is to achieve a high rate of total return. The common stocks held by the Fund will have the same investment characteristics as those held by the Contrarian Fund. The Fund generally will invest in common stocks that pay relatively high dividends, i.e. comparable to the dividend yield of Standard & Poor's 500 Composite Stock Index. In order to enhance its investment return, the Fund may sell covered call options, and sell put options on securities it may acquire. The Fund will earn premium income on the sale of these options.

Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into or exchangeable for common or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investment and warrants and rights exercisable for equity securities and equity equivalents.

While most investments will be in dividend paying stocks, the Fund may also acquire stocks that do not pay dividends in anticipation of market appreciation, future dividends, and when the investment manager believes that it would be advantageous to write options on such stocks. The Fund will be managed with a view to achieving a high rate of total return on investors' capital primarily through appreciation of its common stock holdings, options transactions and by acquiring and selling stock index futures and options thereon and, to a lesser extent, through dividend and interest income, all of which, in the investment manager's judgment, are elements of "total return."

Although the Fund will not invest 25% or more of its total assets in any one industry, it may, from time to time, invest a significant percentage of its total assets in one or more market sectors, such as the financial services sector. If the Fund concentrates its investments in a market sector, financial, economic, business and other developments affecting issuers in that sector may have a greater effect on the Fund than if it had not concentrated its assets in that sector.

SMALL CAP VALUE FUND. The Small Cap Value Fund's investment objective is to seek long-term capital appreciation. It will invest principally in a diversified portfolio of equity securities of small companies with market capitalizations ranging from $100 million to $1 billion that the investment manager believes to be undervalued.

Under normal market conditions, at least 65% of the total assets of the Fund will be invested in securities of companies whose market capitalizations are less than $1 billion.

The Fund will invest primarily in common stocks of companies with a record of earnings, low price-earnings ratios, reasonable returns on equity and sound finances which, in the opinion of the investment manager, have intrinsic value. Such securities are generally traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. The Fund may also invest in preferred stocks, convertible securities and warrants. The Fund may also sell covered call options and put options on securities it may acquire.

MID CAP VALUE FUND. The Mid Cap Value Fund's investment objective is to seek long-term capital appreciation. It will invest principally in a diversified portfolio of equity securities of companies with market capitalizations ranging from $1 billion to $5 billion that the investment manager believes to be undervalued. Under normal market conditions, at least 65% of the total assets of the Fund will be invested in equity securities of companies whose market capitalizations range from $1 billion to $5 billion. Equity securities include common stocks, preferred stocks, securities convertible into or exchangeable for common or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investment and warrants and rights exercisable for equity securities.

Up to 35% of the total assets of the Fund may be invested in fixed income securities, including high yield fixed income securities that are in the lower rating categories and those that are unrated. Thus, the Fund could invest in some instruments considered by the rating services to have predominantly speculative characteristics. Investments in lower rated or non-rated securities, while generally providing greater income and opportunity for gain than investments in higher rated securities, entail greater risk of loss of income and principal. Currently, it is anticipated that the Fund would invest no more than 15% of its total assets in high yield bonds. For a discussion of lower rated and non-rated securities and related risks, see "Special Risk Factors--High Yield (High Risk) Bonds" below.

The Fund may also purchase and write options, engage in financial futures transactions, purchase foreign securities and engage in related foreign currency transactions and lend its portfolio securities. See "Special Risk
Factors--Foreign Securities" and "Additional Investment Information" below.

SPECIAL RISK FACTORS--FOREIGN SECURITIES. The Mid Cap Value Fund invests primarily in securities that are publicly traded in the United States; but, it has discretion to invest a portion of its assets in foreign securities that are traded principally in securities markets outside the United States. The Mid Cap Value Fund currently limits investment in foreign securities not publicly traded in the United States to 25% of its total assets. The Mid Cap Value Fund may also invest without limit in U.S. Dollar denominated American Depository Receipts ("ADRs"), which are bought and sold in the United States and are not subject to the preceding limitation. The Contrarian, High Return Equity and Small Cap Value Funds may invest up to 20% of their assets in ADRs. In connection with its foreign securities investments, the Mid Cap Value Fund may, to a limited extent, engage in foreign currency exchange, options and futures transactions as a hedge and not for speculation. Additional information concerning foreign securities and related techniques is contained under "Additional Investment Information" below and "Investment Policies and Techniques" in the Statement of Additional Information.

Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries.

EMERGING MARKETS. While the Mid Cap Value Fund's investments in foreign securities will be principally in developed countries, the Fund may make investments in developing or "emerging" countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment manager believes that these characteristics can be expected to continue in the future.

Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose the Fund to the risk of losses resulting from the Fund's inability to recover from a counterparty.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading securities may cease or may be substantially curtailed and prices for the Fund's portfolio securities in such markets may not be readily available. The Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors.

Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of the Fund. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

FIXED INCOME. Since most foreign fixed income securities are not rated, the Mid Cap Value Fund will invest in foreign fixed income securities based on the investment manager's analysis without relying on published ratings. Since such investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of the Fund's goals may depend more upon the abilities of the investment manager than would otherwise be the case.

The value of the foreign fixed income securities held by the Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which the Fund's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund's investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Many of the foreign fixed income obligations in which the Fund will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to other debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of the Fund. A significant portion of the sovereign debt in which the Fund may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayments with respect to Brady Bonds may be uncollateralized.

PRIVATIZED ENTERPRISES. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. The Fund's investments in the securities of privatized enterprises include privately negotiated investments in a government- or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatization will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which the Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

DEPOSITORY RECEIPTS. For many foreign securities, there are U.S. Dollar denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. The Mid Cap Value Fund may also invest in European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

SPECIAL RISK FACTORS--HIGH YIELD (HIGH RISK) BONDS. As stated above, the Mid Cap Value Fund may invest a portion of its assets in fixed income securities that are in the lower rating categories (below the fourth category) of recognized rating agencies or are non-rated. These lower rated and non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Lower rated and non-rated securities, which are commonly referred to as "junk bonds," have widely varying characteristics and quality. The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also are more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based upon fundamental analysis, may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect the Fund's net asset value. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer. The Fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing these assets. Additional information concerning high yield securities appears under "Investment Policies and Techniques--Other Considerations--High Yield (High Risk) Bonds" and "Appendix--Ratings of Fixed Income Investments" in the Statement of Additional Information.

ADDITIONAL INVESTMENT INFORMATION. The portfolio turnover rates of each Fund other than the Mid Cap Value Fund are listed under "Financial Highlights." It is anticipated that, under normal circumstances, the portfolio turnover rate for the Mid Cap Value Fund will not exceed 100%. A Fund may periodically experience a high turnover rate (over 100%). The Funds will usually hold stocks acquired for the long-term and will sell stocks when the investment manager believes that anticipated price appreciation is no longer probable, alternative investments offer superior appreciation prospects, or the risk of decline in market prices is greater than the potential for gain. Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. The use of options and futures contracts will tend to increase the portfolio turnover rate of a Fund. To the extent the investment policies of that Fund result in a relatively high turnover rate, it will incur greater expenses and brokerage fees.

SELECTION OF INVESTMENTS. In order to determine whether a security is "undervalued," the principal factor considered by the investment manager is the P/E ratio of the security. The investment manager believes that the risk in owning stocks can be reduced by investing in companies with sound finances whose current market prices are low in relation to earnings. In determining whether a company's finances are sound, the investment manager considers among other things, its cash position and current ratio (current assets compared to current liabilities).

The investment manager applies quantitative analysis to its research process, and begins by screening a large number of stocks. Typically, most companies selected for inclusion in the Contrarian and High Return Equity Funds will have market capitalizations well in excess of $1 billion, those selected for inclusion in the Mid Cap Value Fund will have market capitalizations ranging from $1 billion to $5 billion and those selected for inclusion in the Small Cap Value Fund will have market capitalizations ranging from approximately $100 million to $1 billion. In selecting among stocks with low P/E ratios, the investment manager also considers factors such as the following about the issuer:

     - Financial strength,
     - Book-to-market value,
     - Five and ten-year earnings growth rates,
     - Five and ten-year dividend growth rates,
     - Five and ten-year return on equity,
     - Size of institutional ownership, and
     - Earnings estimates for the next 12 months.

Fundamental analysis is used on companies that initially look promising. Earnings and cash flow analysis as well as a company's conventional dividend payout ratio are important to this process. Typically, the Funds will consist of approximately 25 to 50 stocks, diversified by both sector and industry, although, as noted above, the High Return Equity Fund may, from time to time, concentrate its assets in one or more market sectors. While it is anticipated that under normal circumstances all Funds will be fully invested, in order to conserve assets during temporary defensive periods when the investment manager deems it appropriate, each Fund may invest up to 50% of its assets in cash or defensive-type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. Investments in such interest bearing securities will be for temporary defensive purposes only.

The Funds' policies of investing in securities that may be out of favor differs from the investment approach followed by many other mutual funds. Companies reporting poor earnings, whose businesses are cyclically down, whose prices have declined sharply or that are not widely followed are not typically held by most investment companies. It is the investment manager's belief, however, that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total investment return than securities whose prices appear to reflect anticipated favorable developments.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements, under which it acquires ownership of a security and the broker-dealer or bank agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. In addition, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book-Entry System. Repurchase agreements will be limited to transactions with financial institutions believed by the investment manager to present minimal credit risk. The investment manager will monitor on an on-going basis the creditworthiness of the broker-dealers and banks with which the Funds may engage in repurchase agreements. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of the Funds' limitations on illiquid securities. The Contrarian, High Return Equity and Small Cap Value Funds will not invest more than 10%, and the Mid Cap Value Fund will not invest more than 15%, of the value of their net assets in illiquid securities.

OPTIONS AND FINANCIAL FUTURES TRANSACTIONS. A Fund may deal in options on securities and securities indexes that are listed for trading on a national securities exchange. The Mid Cap Value Fund may also deal in options on securities and securities indexes that are traded over-the-counter. In connection with its foreign securities investments, the Mid Cap Value Fund may also purchase and sell foreign currency options.

Each Fund may write (sell) covered call options on up to 100% of net assets and each Fund other than the Contrarian Fund may write (sell) secured put options on up to 50% of net assets. The Mid Cap Value Fund may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security or other asset at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security or other asset at the exercise price during or at the end of the option period. The writer of a covered call owns securities or other assets that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible securities or other assets to the extent that it is obligated as a writer. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying security or other asset over the exercise price plus the premium received. In writing puts, there is a risk that a Fund may be required to take delivery of the underlying security or other asset at a disadvantageous price.

Over-the-counter traded options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Mid Cap Value Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and other assets, and a wider range of expiration dates and exercise prices, than for exchange traded options.

A Fund may engage in financial futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A Fund will "cover" futures contracts sold by the Fund and maintain in a segregated account certain liquid assets in connection with futures contracts purchased by the Fund as described under "Investment Policies and Techniques" in the Statement of Additional Information. In connection with its foreign securities investments, the Mid Cap Value Fund may also engage in foreign currency financial futures transactions. A Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Fund and futures contracts subject to outstanding options written by the Fund would exceed 50% of the total assets of the Fund.

The Funds may engage in financial futures transactions and may use index options as an attempt to hedge against market risks. For example, when the near-term market view is bearish but the portfolio composition is judged satisfactory for the longer term, exposure to temporary declines in the market may be reduced by entering into futures contracts to sell securities or the cash value of a securities index. Conversely, where the near-term view is bullish, but the Fund is believed to be well positioned for the longer term with a high cash position, the Fund can hedge against market increases by entering into futures contracts to buy securities or the cash value of a securities index. In either case, the use of futures contracts would tend to reduce portfolio turnover and facilitate the Fund's pursuit of its investment objective.

Futures contracts entail risks. If the investment manager's judgment about the general direction of interest rates, markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into. There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. For example, if participants in the futures market elect to close out their contracts rather than meet margin requirements, distortions in the normal relationship between the underlying assets and futures market could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager still may not result in a successful hedging transaction. If any of these events should occur, a Fund could lose money on the financial futures contracts and also on the value of its portfolio assets. The costs incurred in connection with futures transactions could reduce a Fund's return.

Index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case a Fund would lose the premium paid therefor.

A Fund may engage in futures transactions only on commodities exchanges or boards of trade. A Fund will not engage in transactions in index options, financial futures contracts or related options for speculation, but only as an attempt to hedge against changes in interest rates or market conditions affecting the values of securities which the Fund owns or intends to purchase.

SPECIAL RISK FACTORS--OPTIONS, FUTURES, FOREIGN CURRENCIES AND OTHER DERIVATIVES. The Statement of Additional Information contains further information about the characteristics, risks and possible benefits of options, futures, foreign currency and other derivative transactions. See "Investment Policies and Techniques" in the Statement of Additional Information. The principal risks are: (a) possible imperfect correlation between movements in the prices of options, currencies, futures and other derivatives contracts and movements in the prices of the securities or currencies hedged, used for cover or that the derivatives intended to replicate; (b) lack of assurance that a liquid secondary market will exist for any particular option, futures, foreign currency or other derivatives contract at any particular time; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the investment manager; (e) the possible need to defer closing out certain options, futures or other derivatives contracts in order to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code; and (f) the possible non-performance of the counter-party to the derivative contract.

SECURITIES LOANS. The Funds are authorized to lend their portfolio securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional investment income. The Funds do not intend to loan securities if as a result more than 5% of their respective net assets would be on loan.

BORROWING. While each Fund other than the Mid Cap Value Fund is authorized to borrow from banks in amounts not in excess of 10% of their respective total assets and the Mid Cap Value Fund is authorized to borrow from banks in amounts not in excess of one-third ( 1/3) of its total assets, they do not intend to do so. If, in the future, they do borrow from banks, they would not purchase additional securities at any time when such borrowings exceed 5% of their respective net assets.

SMALL CAP SECURITIES. Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation and to involve greater risks of depreciation than securities of companies with larger market capitalizations. Since the securities of such companies are not as broadly traded as those of companies with larger market capitalizations, these securities are often subject to wider and more abrupt fluctuations in market price.

Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, a lower degree of liquidity in the markets for such stocks compared to larger capitalization stocks, and the greater sensitivity of small companies to changing economic conditions. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should therefore expect that the value of the Small Cap Value Fund's shares may be more volatile than the shares of a fund that invests in larger capitalization stocks.

FOREIGN CURRENCY TRANSACTIONS. The Mid Cap Value Fund may invest a portion of its assets in securities denominated in foreign currencies. The Fund may engage in foreign currency transactions in connection with its investments in foreign securities but will not speculate in foreign currency exchange.

The value of the foreign securities investments of the Fund measured in U.S. Dollars (including ADRs) may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. Dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. Dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. Dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. The Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

When the investment manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund will not speculate in foreign currency exchange. The Fund will not enter into such forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. There is no limitation as to the percentage of the Fund's assets that may be committed to forward contracts for the purchase of a foreign currency. The Fund segregates cash or liquid securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of a foreign currency. The Fund generally does not enter into a forward contract with a term longer than one year.

DERIVATIVES. In addition to options, financial futures and foreign currency transactions, consistent with its objective, each Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a currency ("derivatives"). Derivatives are most often used in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives. The types of derivatives used by each Fund and the techniques employed by the investment manager may change over time as new derivatives and strategies are developed or regulatory changes occur.

INVESTMENT MANAGER AND UNDERWRITER

INVESTMENT MANAGER. Zurich Kemper Value Advisors, Inc. (formerly named Dreman Value Advisors, Inc.) ("ZKVA"), 280 Park Avenue, 40th Floor, New York, New York 10017, is the investment manager of each Fund and provides each Fund with continuous professional investment supervision. Dreman Value Management, L.L.C. ("DVM"), Three Harding Road, Red Bank, New Jersey 07701, is the sub-adviser for the High Return Equity Fund. See "High Return Equity Fund" below for information about DVM. ZKVA, which was formed in October 1994, began serving as investment manager to the Contrarian, High Return Equity and Small Cap Value Funds in August, 1995 when it acquired substantially all the assets of Dreman Value Management, L.P., KVF's former investment manager. ZKVA has approximately $2 billion under management. It is a wholly owned subsidiary of Zurich Kemper Investments, Inc. ("ZKI"), which is one of the largest investment managers in the country and has been engaged in the management of investment funds for more than forty-eight years. ZKI and its affiliates, including ZKVA, provide investment advice and manage investment portfolios for the

Kemper Funds, Zurich Money Funds, affiliated insurance companies and other corporate, pension, profit-sharing and individual accounts representing approximately $80 billion under management. ZKI and its affiliates (including
ZKVA) act as investment manager for 32 open-end and seven closed-end investment companies, with 85 separate investment portfolios, representing more than 2.5 million shareholder accounts. ZKI is an indirect subsidiary of Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management.

Responsibility for overall management of KVF rests with its Board of Directors and officers. Professional investment supervision is provided by ZKVA. The investment management agreement provides that ZKVA shall act as each Fund's investment adviser, manage its investments and provide it with various services and facilities. Zurich Investment Management Limited ("ZIML"), 1 Fleet Place, London, U.K. EC4M 7RQ, an affiliate of ZKVA, is the sub-adviser for the Mid Cap Value Fund. ZIML is an indirect subsidiary of Zurich Insurance Company and has served as sub-adviser for mutual funds since December, 1996 and investment adviser for certain institutional accounts since August, 1988. Under the terms of the Sub-Advisory Agreement between ZIML and ZKVA, ZIML renders investment advisory and management services with regard to such portion of the Mid Cap Value Fund's portfolio as may be allocated to ZIML by ZKVA from time to time for management of foreign securities, including foreign currency transactions and related investments.

Christian C. Bertelsen has been the manager of the Contrarian Fund since March, 1996. Mr. Bertelsen joined ZKVA in March, 1996 as Chief Investment Officer. Prior to joining ZKVA, he served from April, 1993 as a senior vice president and a portfolio manager of an unaffiliated investment management firm where he continues to serve on a temporary part-time basis. Prior thereto, he was a senior vice president of another unaffiliated investment management firm. Mr. Bertelsen received a B.A. degree from Boston University, Boston, Massachusetts.

David N. Dreman has been the portfolio manager of the High Return Equity Fund since its inception. He is the Chairman of DVM, and was associated with KVF's former investment adviser. Mr. Dreman is a pioneer of the philosophy of contrarian investing (buying what is out of favor) and a leading proponent of the low P/E investment style. He is a columnist for FORBES and the author of several books on the value style of investing. He received a Bachelor of Commerce from the University of Manitoba, Winnipeg, Manitoba, Canada.

Thomas H. Forester has been the lead portfolio co-manager of the Small Cap Value Fund since May, 1997, and Christian C. Bertelsen and Steven T. Stokes have been portfolio co-managers of the Small Cap Value Fund since July, 1996. Mr. Forester joined ZKVA in May, 1997. Prior thereto, he served as a senior portfolio manager with an unaffiliated investment management company. He received his undergraduate degree at the University of Colorado and holds an M.B.A. in finance from the Kellog Graduate School of Management at Northwestern University. He is a Chartered Financial Analyst. Mr. Stokes joined ZKVA in April, 1996 and is currently a Managing Director of ZKVA. Prior thereto, he served as a portfolio manager of an unaffiliated investment management firm. Mr. Stokes received a B.S. degree in Finance from State University of New York at New Paltz. Mr. Stokes is a Chartered Financial Analyst. Information regarding Mr. Bertelsen appears above.

Christian C. Bertelson, Thomas H. Forester and Steven T. Stokes have been the portfolio co-managers of the Mid Cap Value Fund since its inception. Information regarding Messrs. Bertelson, Forester and Stokes appears above.

Each Fund pays ZKVA an investment management fee, payable monthly, at the annual rate of .75% of the first $250 million of its average daily net assets, .72% of average daily net assets between $250 million and $1 billion, .70% of average daily net assets between $1 billion and $2.5 billion, .68% of average daily net assets between $2.5 billion and $5 billion, .65% of average daily net assets between $5 billion and $7.5 billion, .64% of average daily net assets between $7.5 billion and $10 billion, .63% of average daily net assets between $10 billion and $12.5 billion and .62% of its average daily net assets over $12.5 billion. To the extent that the management fee paid to ZKVA is .75%, it is higher than that paid by most other mutual funds.

As mentioned above, ZIML is a sub-adviser for the Mid Cap Value Fund. ZKVA pays ZIML for its services a sub-advisory fee, payable monthly at the annual rate of
 .35% of the portion of the average daily net assets of the Fund allocated by ZKVA to ZIML for management.

HIGH RETURN EQUITY FUND. As mentioned above, DVM is a sub-adviser for the High Return Equity Fund. Under the terms of the sub-advisory agreement between ZKVA and DVM, DVM manages the investment and reinvestment of the Fund's assets in accordance with the investment objectives, policies and limitations and subject to the supervision of ZKVA and the Board of Directors. DVM was formed in April 1997 and has served as sub-adviser for the Fund since August 1997. DVM is controlled by David N. Dreman. ZKVA pays DVM for its services a sub-advisory fee, payable monthly, at the annual rate of .24% of the first $250 million of the Fund's average daily net assets, .23% of the average daily net assets between $250 million and $1 billion, .224% of average daily net assets between $1 billion and $2.5 billion, .218% of average daily net assets between $2.5 billion and $5 billion, .208% of average daily net assets between $5 billion and $7.5 billion, .205% of average daily net assets between $7.5 billion and $10 billion, .202% of average daily net assets between $10 billion and $12.5 billion and .198% of the Fund's average daily net assets over $12 billion. In addition, ZKVA has guaranteed the following minimum payments to DVM during the calendar years that DVM serves as sub-adviser: $1 million for 1997, and $8 million in each of 2000, 2001 and 2002.

PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement") with KVF, Zurich Kemper Distributors, Inc. ("ZKDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of ZKVA and a wholly owned subsidiary of ZKI, is the principal underwriter and distributor of each Fund's shares and acts as agent of each Fund in the sale of its shares. ZKDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. ZKDI provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. ZKDI bears the cost of qualifying and maintaining the qualification of the Funds' shares for sale under the securities laws of the various states and KVF bears the expense of registering its shares with the Securities and Exchange Commission. ZKDI may enter into related selling group agreements with various broker-dealers, including affiliates of ZKDI, that provide distribution services to investors. ZKDI also may provide some of the distribution services.

CLASS A SHARES. ZKDI receives no compensation from KVF as principal underwriter for Class A shares and pays all expenses of distribution of KVF's Class A shares under the distribution agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," ZKDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of KVF shares.

CLASS B SHARES. For its services under the distribution agreement, ZKDI receives a fee from each Fund, payable monthly, at the annual rate of .75% of average daily net assets of such Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. ZKDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares-Contingent Deferred Sales Charge-Class B Shares." ZKDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

CLASS C SHARES. For its services under the distribution agreement, ZKDI receives a fee from each Fund, payable monthly, at the annual rate of .75% of average daily net assets of such Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. ZKDI currently advances to firms the first year distribution fee at a rate of .75% of the purchase price of such shares. For periods after the first year, ZKDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of .75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by ZKDI or KVF. ZKDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares--Contingent Deferred Charge--Class C Shares."

RULE 12B-1 PLAN. Since the distribution agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by ZKDI to pay for distribution services for those classes, that agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The table below shows amounts paid in connection with the Contrarian, High Return Equity and Small Cap Value Fund's Rule 12b-1 Plan during their 1996 fiscal year.

                                                                   DISTRIBUTION FEES        CONTINGENT DEFERRED
                                     DISTRIBUTION EXPENSES            PAID BY FUND           SALES CHARGE PAID
                                    INCURRED BY UNDERWRITER        TO UNDERWRITER(A)           TO UNDERWRITER
                                    ------------------------      --------------------      --------------------
              FUND                    CLASS B        CLASS C      CLASS B      CLASS C      CLASS B      CLASS C
              ----                    -------        -------      -------      -------      -------      -------
Contrarian......................    $ 1,165,000       86,000       95,000       2,000        15,000       2,000
High Return Equity..............    $11,821,000      810,000      750,000      96,000       127,000       3,000
Small Cap Value.................    $ 3,818,000      423,000      191,000      48,000        52,000       1,000

---------------

(a)  Amounts shown are after expense waiver.

If the Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of KVF to make payments to ZKDI pursuant to the Plan will cease and KVF will not be required to make any payments past the termination date. Thus, there is no legal obligation for KVF to pay any expenses incurred by ZKDI in excess of its fees under the Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse ZKDI for its expenses incurred.

ADMINISTRATIVE SERVICES. ZKDI also provides information and administrative services for shareholders of KVF pursuant to an administrative services agreement ("administrative agreement"). ZKDI may enter into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in KVF. Such administrative services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding each Fund and its special features, and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. ZKDI bears all its expenses of providing services pursuant to the administrative agreement, including the payment of any service fees. For services under the administrative agreement, KVF pays ZKDI a fee, payable monthly, at an annual rate of up to .25% of average daily net assets of Class A, B and C shares of each Fund. ZKDI then pays each firm a service fee at an annual rate of up to .25% of net assets of each class of those accounts that it maintains and services for KVF. Firms to which service fees may be paid include affiliates of ZKDI.

CLASS A SHARES. For Class A shares, a firm becomes eligible for the service fee based upon assets in the accounts in the month following the month of purchase and the fee continues until terminated by ZKDI or KVF. The fees are calculated monthly and paid quarterly.

CLASS B AND CLASS C SHARES. ZKDI currently advances to firms the first-year service fee at a rate of up to .25% of the purchase price of such shares. For periods after the first year, ZKDI currently intends to pay firms a service fee at a rate of up to .25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by ZKDI or KVF.

ZKDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for KVF. Currently, the administrative services fee payable to ZKDI is based only upon KVF assets in accounts for which a firm provides administrative services and it is intended that ZKDI will pay all the administrative services fee that it receives from KVF to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of KVF while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm provides administrative services. In addition, ZKDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of each Fund.

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of KVF maintained in the United States. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of the Mid Cap Value Fund held outside the United States. IFTC also is KVF's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Zurich Kemper Service Company ("ZKSVC"), an affiliate of ZKVA, serves as "Shareholder Service Agent" of KVF and, as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. For a description of transfer agent and shareholder service agent fees, see "Investment Manager and Underwriter" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS. ZKVA places all orders for purchases and sales of a Fund's securities (except that DVM places all orders for the High Return Equity Fund and ZIML places certain orders for purchases and sales of the Mid Cap Value Fund's foreign securities and related transactions). Subject to seeking best execution of orders, they may consider sales of shares of a Fund and of funds managed by ZKI or its affiliates as a factor in selecting broker-dealers. See "Portfolio Transactions" in the Statement of Additional Information.

DIVIDENDS AND TAXES

DIVIDENDS. The Contrarian and High Return Equity Funds normally distribute quarterly dividends of net investment income, the Small Cap Value and Mid Cap Value Funds normally distribute annual dividends of net investment income and each Fund distributes any net realized short-term and long-term capital gains at least annually.

Dividends paid by a Fund as to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of that Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

(2) To receive income and capital gain dividends in cash.

Any dividends of a Fund that are reinvested will normally be reinvested in shares of the same class of that same Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of a Fund invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Special Features--Class A Shares--Combined Purchases" for a list of such Kemper Funds. To use this privilege of investing dividends of a Fund in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Funds will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

TAXES. The Mid Cap Value Fund intends to qualify and the Contrarian, High Return Equity and Small Cap Value Funds intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or shares. Long-term capital gain dividends received by individual shareholders are currently taxed at a maximum rate of 28%. Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared. A portion of the dividends paid by a Fund may qualify for the dividends received deduction available to corporate shareholders.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above.

Each Fund is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from Individual Retirement Accounts
(IRAs) or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult with their tax advisers regarding the 20% withholding requirement.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving dividend reinvestment and periodic investment and redemption programs. Information for income tax purposes will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account.

NET ASSET VALUE

The net asset value per share of a Fund is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of a Fund will generally be lower than that of the Class A shares of the Fund because of the higher expenses borne by Class B and Class C shares. Fund securities that are primarily traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Directors or its delegates. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Exchange traded fixed income options, financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon current prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value of the Mid Cap Value Fund does not necessarily take place contemporaneously with the determination of the prices of the Fund's foreign securities, which may be made prior to the determination of net asset value. For purposes of determining the net asset value of the Mid Cap Value Fund, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of such currencies against U.S. Dollars as last quoted by a recognized dealer. If an event were to occur, after the value of a security was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then that security would be valued using fair value determinations by the Board of Directors or its delegates. On each day the New York Stock Exchange (the "Exchange") is open for trading, the net asset value is determined as of the earlier of 3:00 pm. Chicago time or the close of the Exchange.

PURCHASE OF SHARES

ALTERNATIVE PURCHASE ARRANGEMENTS. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See, also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                   ANNUAL 12B-1 FEES
                                                (AS A % OF AVERAGE DAILY
                     SALES CHARGE                     NET ASSETS)                   OTHER INFORMATION
                     ------------               ------------------------            -----------------
Class      Maximum initial sales charge of           None                   Initial sales charge waived or
  A....    5.75% of the public offering                                     reduced for certain purchases
           price
Class      Maximum contingent deferred sales        0.75%                   Shares convert to Class A shares
  B....    charge of 4% of redemption                                       six years after issuance
           proceeds; declines to zero after
           six years
Class      Contingent deferred sales charge         0.75%                   No conversion feature
  C....    of 1% of redemption proceeds for
           redemptions made during first
           year after purchase

The minimum initial investment for each Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                                   SALES CHARGE
                                                        ------------------------------------------------------------------
                                                                                                              ALLOWED TO
                                                                                   AS A PERCENTAGE           DEALERS AS A
                                                         AS A PERCENTAGE            OF NET ASSET            PERCENTAGE OF
                                                        OF OFFERING PRICE              VALUE*               OFFERING PRICE
                  AMOUNT OF PURCHASE                    -----------------          ---------------          --------------
Less than $50,000.....................................            5.75%                    6.10%                   5.20%
$50,000 but less than $100,000........................            4.50                     4.71                    4.00
$100,000 but less than $250,000.......................            3.50                     3.63                    3.00
$250,000 but less than $500,000.......................            2.60                     2.67                    2.25
$500,000 but less than $1 million.....................            2.00                     2.04                    1.75
$1 million and over...................................             .00**                    .00**                   ***

---------------
  * Rounded to the nearest one-hundredth percent.
 ** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
*** Commission is payable by ZKDI as discussed below.

Each Fund receives the entire net asset value of all its Class A shares sold. ZKDI, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, ZKDI may reallow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of a Fund may be purchased at net asset value to the extent that the amount invested represents the net proceeds from a redemption of shares of a mutual fund for which neither ZKVA nor ZKI serve as investment manager ("non-Kemper fund") provided that: (a) the investor has previously paid either an initial sales charge in connection with the purchase of the non-Kemper fund shares redeemed or a contingent deferred sales charge in connection with the redemption of the non-Kemper fund shares, and (b) the purchase of Fund shares is made within 90 days after the date of such redemption. To make such a purchase at net asset value, the investor or the investor's dealer must, at the time of purchase, submit a request that the purchase be processed at net asset value pursuant to this privilege. The redemption of the shares of the non-Kemper fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized. ZKDI may in its discretion compensate firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares purchased.

Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege."

ZKDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, .50% on the next $45 million and .25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedules, ZKDI will consider the cumulative amount invested by the purchaser in a Fund and other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is also applicable.

Effective on February 1, 1996, Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as HOWARD AND AUDREY TABANKIN, ET AL. V. KEMPER SHORT-TERM GLOBAL INCOME FUND, ET. AL., Case No. 93 C 5231 (N.D.IL). This privilege is generally non-transferrable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, ZKDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to .25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by ZKDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares may be sold at net asset value in any amount to: (a) officers, directors, employees (including retirees) and sales representatives of KVF, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with ZKDI; (c) officers, directors, and employees of service agents of KVF; (d) shareholders who owned shares of KVF on September 8, 1995, and have continuously owned shares of KVF (or a Kemper Fund acquired by exchange of KVF shares) since that date, for themselves or members of their families; and (e) any trust, pension, profit-sharing or other benefit plan for only such persons. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of KVF for their clients pursuant to an agreement with ZKDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase a Fund's Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms that adhere to certain standards established by ZKDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment advisor or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by KVF. KVF may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

Class A shares of a Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with ZKDI, for themselves or members of their families. ZKDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares purchased.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares."

ZKDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. ZKDI is compensated by KVF for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter." Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for ZKDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's KVF account will be converted to Class A shares on a pro rata basis.

PURCHASE OF CLASS C SHARES. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class C shares within one year of purchase. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares." ZKDI currently advances to firms the first year distribution fee at a rate of .75% of the purchase price of such shares. For periods after the first year, ZKDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of .75% of net assets attributable to Class C shares maintained and serviced by the firm. ZKDI is compensated by KVF for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

WHICH ARRANGEMENT IS BETTER FOR YOU? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent will be invested instead in Class A shares at net asset value where the combined subaccount value in KVF or any Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell.

GENERAL. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of KVF for their clients, and ZKDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. ZKDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to KVF.

ZKDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold by the firm under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over' of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by ZKSVC, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by ZKDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, ZKDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of KVF. Non-cash compensation includes luxury merchandise and trips to luxury resorts. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of KVF, or other funds underwritten by ZKDI.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by ZKDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by ZKDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). KVF reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem KVF's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold KVF's shares in nominee or street name as agent for and on behalf of their customers. In such instances, KVF's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from KVF through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of ZKDI, may receive compensation from KVF through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.

KVF reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, KVF may temporarily suspend the offering of shares of any Fund or class of a Fund to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such Fund or class and to have dividends reinvested.

Shareholders should direct their inquiries to Zurich Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.

REDEMPTION OR REPURCHASE OF SHARES

GENERAL. Any shareholder may require KVF to redeem his or her shares. When shares are held for the account of a shareholder by KVF's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a Fund will be the net asset value per share of that Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When KVF is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by KVF of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class B Shares" below) and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class C Shares" below).

Because of the high cost of maintaining small accounts, effective January 1998, KVF may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. KVF or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless KVF or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine.

THE SHAREHOLDER WILL BEAR THE RISK OF LOSS, including loss resulting from fraudulent or unauthorized transactions, so long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

TELEPHONE REDEMPTIONS. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. KVF reserves the right to terminate or modify this privilege at any time.

REPURCHASES (CONFIRMED REDEMPTIONS). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to ZKDI, which KVF has authorized to act as its agent. There is no charge by ZKDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the applicable Fund next determined after receipt of a request by ZKDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by ZKDI prior to the close of ZKDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

EXPEDITED WIRE TRANSFER REDEMPTIONS. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of the Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by KVF for up to seven days if ZKVA deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. KVF is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. KVF currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of KVF were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. KVF reserves the right to terminate or modify this privilege at any time.

CONTINGENT DEFERRED SALES CHARGE--LARGE ORDER NAV PURCHASE PRIVILEGE. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and .50% if they are redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under KVF's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies ZKDI that the dealer waives the commission applicable to such Large Order NAV Purchase.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                                                                CONTINGENT
                                                                 DEFERRED
                                                                  SALES
             YEAR OF REDEMPTION AFTER PURCHASE                    CHARGE
             ---------------------------------                  ----------
First.......................................................        4%
Second......................................................        3%
Third.......................................................        3%
Fourth......................................................        2%
Fifth.......................................................        2%
Sixth.......................................................        1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features--Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service
Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund, (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under KVF's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; (f) any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent; and (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly.

CONTINGENT DEFERRED SALES CHARGE--GENERAL. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge under the schedule above is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in May, 1997 will be eligible for the 3% charge if redeemed on or after May 1, 1998. In the event no specific order is requested, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. ZKDI receives any contingent deferred sales charge directly.

REINVESTMENT PRIVILEGE. A shareholder who has redeemed Class A shares of a Fund or any Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" (other than shares of Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the other listed Kemper Mutual Funds. A shareholder of a Fund or a Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares"), Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in Class A, Class B or Class C shares, as the case may be, of a Fund or of other Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features--Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of a Fund, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

SPECIAL FEATURES

CLASS A SHARES--COMBINED PURCHASES. Each Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Fund, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Kemper Mutual Fund), Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund and Kemper Value Fund, Inc., Kemper Value+Growth Fund, Kemper Quantitative Equity Fund, Kemper Horizon Fund, Kemper Europe Fund, Kemper

Asian Growth Fund and Kemper Aggressive Growth Fund ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Kemper Mutual Funds", (b) all classes of shares of any Kemper Mutual Fund and (c) the value of any other plan investment, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

CLASS A SHARES--LETTER OF INTENT. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by ZKDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included in this privilege.

CLASS A SHARES--CUMULATIVE DISCOUNT. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

CLASS A SHARES--AVAILABILITY OF QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or ZKDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

EXCHANGE PRIVILEGE. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Kemper Mutual Funds in accordance with the provisions below.

CLASS A SHARES. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features--Class A Shares--Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with ZKDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

CLASS B SHARES. Class B shares of a Fund and Class B shares of any Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

CLASS C SHARES. Class C shares of a Fund and Class C shares of any Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

GENERAL. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or ZKDI. Exchanges may be accomplished by a written request to ZKSVC, Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Kemper Funds that are eligible for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

SYSTEMATIC EXCHANGE PRIVILEGE. The owner of $1,000 or more of any class of the shares of a Fund, a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the other Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-TRANSFER. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their KVF account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from ANY PERSON to transfer the specified amounts between the shareholder's KVF account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to ZKSVC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

BANK DIRECT DEPOSIT. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically (minimum $50 and maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's KVF account. By enrolling in Bank Direct Deposit, the shareholder authorizes KVF and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to ZKSVC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. KVF may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. KVF may terminate or modify this privilege at any time.

PAYROLL DIRECT DEPOSIT AND GOVERNMENT DIRECT DEPOSIT. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a KVF account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) KVF is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

SYSTEMATIC WITHDRAWAL PLAN. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in the first year following the purchase) may be redeemed under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, KVF will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. ZKDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or KVF.

TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent provides retirement plan services and documents and ZKDI can establish investor accounts in any of the following types of retirement plans:

- Individual Retirement Accounts ("IRAs") with IFTC as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE") IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

- 403(b)(7) Custodial Accounts with IFTC as custodian. This type of plan is available to employees of most non-profit organizations.

- Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with IFTC as custodian describe the current fees payable to IFTC for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

PERFORMANCE

KVF may advertise several types of performance information for a class of shares, including "average annual total return" and "total return." Performance information will be computed separately for Class A, Class B and Class C shares. Each of these figures is based upon historical results and is not representative of the future performance of any class of the Funds.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio for the period referenced, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

A Fund's performance may be compared to that of the Consumer Price Index or various unmanaged equity indexes including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Standard & Poor's/Barra Value Index, the Russell 1000 Value Index and the Russell 2000 Value Index. The performance of a Fund may also be compared to the combined performance of two indexes. The performance of a Fund may also be compared to the performance of other mutual funds or mutual fund indexes with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

Information may be quoted from publications such as MORNINGSTAR, INC., THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BARRON'S, FORTUNE, THE CHICAGO TRIBUNE, USA TODAY, INSTITUTIONAL INVESTOR and REGISTERED REPRESENTATIVE. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index(TM) or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC/Donoghue's Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

A Fund may depict the historical performance of the securities in which a Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund. A Fund may also discuss the relative performance of growth stocks versus value stocks.

Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. While the maximum sales charge is normally reflected in the Fund's Class A performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 4% during the first year to 0% after six years. Redemption of the Class C shares within the first year after purchase may be subject to a 1% contingent deferred sales charge. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included.

Each Fund's returns and net asset value will fluctuate. Shares of a Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Redemption of Class B shares and Class C shares may be subject to a contingent deferred sales charge as described above. Additional information concerning each Fund's performance appears in the Statement of Additional Information. Additional information about each Fund's performance also appears in its Annual Report to Shareholders, which is available without charge from KVF.

CAPITAL STRUCTURE

KVF was organized as a Maryland corporation in October, 1987 and has an authorized capitalization of 3,000,000,000 shares of $.01 par value common stock. In July, 1997, KVF changed its name from Kemper-Dreman Fund, Inc. to Kemper Value Fund, Inc. In September, 1995, KVF changed its name from Dreman Mutual Group, Inc. to Kemper-Dreman Fund, Inc. Since KVF may offer multiple funds, it is known as a "series company." Currently, KVF offers four classes of shares of each Fund. These are Class A, Class B and Class C shares, as well as Class I shares, which have different expenses, that may affect performance, and are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of ZKI and its affiliates; and (b) the following investment advisory clients of ZKI and its investment advisory affiliates that invest at least $1 million in a Fund: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. The Board of Directors may authorize the issuance of additional classes and additional Funds if deemed desirable, each with its own investment objectives, policies and restrictions. Shares of a Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to the Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund. Shares of each Fund are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Board of Directors of KVF may, to the extent permitted by applicable law, have the right at any time to redeem from any shareholder, or from all shareholders, all or any part of any series or class, or of all series or classes, of the shares of KVF.

The Funds are not required to hold annual shareholder meetings and do not intend to do so. However, they will hold special meetings as required or deemed desirable for such purposes as electing directors, changing fundamental policies or approving an investment management agreement. KVF will call a meeting of shareholders, if requested to do so by the holders of at least 10% of KVF's outstanding shares and, in the case of a meeting called to consider removal of a director or directors, will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940. If shares of more than one Fund are outstanding, shareholders will vote by Fund and not in the aggregate or by class except when voting in the aggregate is required under the Investment Company Act of 1940, such as for the election of directors, or when voting by class is appropriate.

                                            NOVEMBER 22, 1997




                                            KEMPER
                                            CONTRARIAN FUND

                                            KEMPER-DREMAN
                                            HIGH RETURN EQUITY FUND


                                            KEMPER
                                            SMALL CAP VALUE FUND


                                            KEMPER MID CAP VALUE FUND






                    Zurich Kemper Distributors, Inc.
                    222 South Riverside Plaza
                    Chicago, IL  60606





                                            [KEMPER FUNDS LOGO]

DRE-1 (11/97) [RECYCLED PAPER LOGO]

ZKDI  705200

                            KEMPER VALUE FUND, INC.


                             CROSS-REFERENCE SHEET

                     ITEMS REQUIRED
                      BY FORM N-1A                                       LOCATION
                     --------------                                      --------
                         PART B                             STATEMENT OF ADDITIONAL INFORMATION
Item 10.  Cover Page...........................    Cover Page
Item 11.  Table of Contents....................    Table of Contents
Item 12.  General Information and History......    Cover Page
Item 13.  Investment Objectives and Policies...    Investment Restrictions; Investment Policies and
                                                   Techniques
Item 14.  Management of the Fund...............    Investment Manager and Underwriter; Officers and
                                                   Directors
Item 15.  Control Persons and Principal Holders
          of Securities........................    Officers and Directors--Principal Holders of
                                                   Securities
Item 16.  Investment Advisory and Other
          Services.............................    Investment Manager and Underwriter; Distribution and
                                                   Servicing Arrangements
Item 17.  Brokerage Allocation and Other
          Practices............................    Portfolio Transactions
Item 18.  Capital Stock and Other Securities...    Dividends and Taxes; Shareholders Rights
Item 19.  Purchase, Redemption and Price of
          Securities Being Offered.............    Purchase and Redemption of Shares
Item 20.  Tax Status...........................    Dividends and Taxes
Item 21.  Underwriters.........................    Investment Manager and Underwriter
Item 22.  Calculation of Performance Data......    Performance
Item 23.  Financial Statements.................    Financial Statements

                            KEMPER VALUE FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION

                               NOVEMBER 22, 1997


                   KEMPER CONTRARIAN FUND ("CONTRARIAN FUND")
       KEMPER-DREMAN HIGH RETURN EQUITY FUND ("HIGH RETURN EQUITY FUND")
              KEMPER SMALL CAP VALUE FUND ("SMALL CAP VALUE FUND")
                KEMPER MID CAP VALUE FUND ("MID CAP VALUE FUND")

               222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606
                                 1-800-621-1048


This Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for each of the above funds (the "Funds") of the Kemper Value Fund, Inc. ("KVF"). It should be read in conjunction with the prospectus of KVF dated November 22, 1997. The prospectus may be obtained without charge from KVF.


                               ------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Investment Restrictions.....................................  B-1
Investment Policies and Techniques..........................  B-2
Portfolio Transactions......................................  B-8
Investment Manager and Underwriter..........................  B-11
Purchase and Redemption of Shares...........................  B-16
Dividends and Taxes.........................................  B-17
Performance.................................................  B-18
Officers and Directors......................................  B-24
Report of Independent Auditors (       , 1997)..............  B-30
Statement of Net Assets (       , 1997).....................  B-31
Appendix--Ratings of Fixed Income Investments...............  B-32

The financial statements appearing in KVF's 1996 Annual Report to Shareholders are incorporated herein by reference. The financial statements for KVF accompany this document.


DRE-13 (11/97)                          (RECYCLE LOGO) printed on recycled paper

INVESTMENT RESTRICTIONS

Each Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

A FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Purchase securities of any one issuer other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities collectively ("U.S. Government Securities") if immediately thereafter more than 5% of its total assets would be invested in the securities of any one issuer, or purchase more than 10% of an issuer's outstanding securities, except that up to 25% of each Fund's total assets may be invested without regard to these limitations.

(2) For the Contrarian, High Return Equity and Small Cap Value Funds, borrow money or issue senior securities, except that each Fund may borrow from banks for temporary purposes in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts not in excess of the lesser of the amount borrowed or 10% of the value of its total assets at the time of such borrowing; provided that the Funds may enter into futures contracts and related options as described in the prospectus. Optioned securities are not considered to be pledged for purposes of this limitation.

(3) For the Mid Cap Value Fund, borrow money or issue senior securities, except that the Fund may borrow from banks for temporary purposes in amounts not in excess of one-third ( 1/3) of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing or in connection with options and futures contracts.

(4) Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of issuers conducting their principal activities in the same industry.

(5) For the Contrarian, High Return Equity and Small Cap Value Funds, invest more than 10% of the value of its net assets in illiquid securities, including restricted securities and repurchase agreements with remaining maturities in excess of seven days, and other securities for which market quotations are not readily available.

(6) Make loans, except that each Fund may lend securities it owns as described herein and enter into repurchase agreements pursuant to its investment objective and policies.

(7) Purchase securities on margin or make short sales of securities, provided that the Funds may enter into futures contracts and related options and make initial and variation margin deposits in connection therewith.

(8) Purchase or sell commodities or commodity contracts, except futures contracts and options thereon as stated in the prospectus, or, for the Contrarian, High Return Equity and Small Cap Value Funds only, invest in oil, gas or mineral exploration or development programs, or in real estate or mortgage loans provided that the Funds may, to the extent appropriate to their investment objectives, purchase publicly traded securities of companies engaging in whole or in part in such activities.

(9) Engage in the business of underwriting securities issued by others, except that each Fund may acquire securities which are subject to restrictions on disposition ("restricted securities") within the meaning of the Securities Act of 1933.

THE FUNDS MAY NOT, AS A NON-FUNDAMENTAL POLICY:

(1) Invest for the purpose of exercising control over management of any company.

(2) Invest its assets in securities of any investment company, except by open market purchases, including an ordinary broker's commission, or in connection with a merger, acquisition of assets, consolidation or reorganization, and any investments in the securities of other investment companies will be in compliance with the Investment Company Act of 1940.

The Contrarian, High Return Equity and Small Cap Value Funds may not, as a non-fundamental policy:

(1) Purchase or retain securities of an issuer if the officers and directors of KVF and/or the officers and directors of the investment manager who own more than 1/2 of 1% of such securities together own more than 5% of such securities.

(2) Invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation.

(3) Invest more than 5% of its net assets in warrants, including within that amount no more than 2% in warrants which are not listed on the New York or American Stock Exchanges except warrants acquired as a result of its holdings of common stocks.

(4) Purchase an interest in a real estate investment trust.

(5) Purchase more than 10% of the voting securities of any issuer or purchase oil, gas or mineral leases.

The Mid-Cap Value Fund may not, as a non-fundamental policy:

Invest more than 15% of the value of its net assets in illiquid securities.

INVESTMENT POLICIES AND TECHNIQUES

GENERAL. Each Fund may engage in options and financial futures and other derivatives transactions in accordance with its respective investment objectives and policies. Each such Fund intends to engage in such transactions if it appears to the investment manager to be advantageous to do so in order to pursue its investment objective and also to hedge against the effects of market risks but not for speculative purposes. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning other investment policies and techniques.

OPTIONS ON SECURITIES. A Fund may write (sell) "covered" call options on securities as long as it owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities. A Fund (other than the Contrarian Fund) may write "covered" put options provided that, as long as the Fund is obligated as a writer of a put option, the Fund will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during or at the end of the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Funds may write, and the Mid Cap Value Fund may also purchase, spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows the Mid Cap Value Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times the Mid Cap Value Fund would like to establish a position in a security upon which call options are available. By purchasing a call option, the Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because the Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received.

OVER-THE-COUNTER OPTIONS. As indicated in the prospectus (see "Investment Objectives, Policies and Risk Factors"), the Mid Cap Value Fund may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange traded options. Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the investment manager and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The investment manager disagrees with this position and has found the dealers with which it engages in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Fund has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Fund's portfolio. A brief description of such procedures is set forth below.

The Fund will only engage in OTC options transactions with dealers that have been specifically approved by the investment manager pursuant to procedures adopted by the Fund's Board of Directors. The investment manager believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Fund. The investment manager will monitor the creditworthiness of the approved dealers on an ongoing basis. The Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 15% of the Fund's net assets. The "liquidity charge" referred to above is computed as described below.

The Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements the Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

OPTIONS ON SECURITIES INDICES. Each Fund may write call options on securities indices, and each Fund other than the Contrarian Fund may write put options on securities indices, and the Mid Cap Value Fund may purchase call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Fund writes an option on a securities index, it will segregate, and mark-to-market, eligible securities to the extent required by applicable regulation. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

A Fund may also deal in options on other appropriate indices, as available, such as foreign currency indices. Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Mid Cap Value Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

FINANCIAL FUTURES CONTRACTS. The Funds may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or an amount of foreign currency or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index or foreign currency called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index or foreign currency at a specified price during a specified delivery period. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time a Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Fund's return. Futures contracts entail risks. If the investment manager's judgment about the general direction of markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager may still not result in a successful hedging transaction. If any of these events should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio assets.

OPTIONS ON FINANCIAL FUTURES CONTRACTS. Each Fund may write call options on financial futures contracts; each Fund other than the Contrarian Fund may write put options on financial futures contracts; and the Mid Cap Value Fund may purchase call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. A Fund will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities." Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Mid Cap Value Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

LENDING PORTFOLIO SECURITIES. A Fund may lend its portfolio securities to brokers, dealers and institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its securities, a portfolio can increase its income by the receipt of interest on the loan. Any gain or loss in the market value of the securities loaned that might occur during the term of the loan would accrue to the Fund. Securities' loans will be made on terms which require that (a) the borrower pledge and maintain (on a daily basis) with the Fund collateral consisting of cash, a letter of credit or United States Government securities having a value at all times not less than 100% of the value of the securities loaned, (b) the loan can be terminated by the Fund at any time, (c) the Fund receives reasonable interest on the loan which may include the Fund's investing any cash collateral in interest bearing short-term investments), and (d) any distributions on the loaned securities must be paid to the Fund. The Fund will not lend its securities if, as a result, the aggregate of such loans exceeds 33% of the value of the Fund's total assets. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the credit worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by KVF's Board of Directors. While voting rights may pass with the loaned securities, if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. KVF does not intend to lend securities of any Fund if as a result more than 5% of the net assets of the Fund would be on loan.

REGULATORY RESTRICTIONS. To the extent required to comply with applicable regulation, when purchasing a futures contract or writing a put option, a Fund will maintain eligible securities in a segregated account. A Fund will use cover in connection with selling a futures contract.

A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities that the Fund holds or intends to purchase.

FOREIGN CURRENCY OPTIONS. The Mid Cap Value Fund may engage in foreign currency options transactions. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

FOREIGN CURRENCY FUTURES TRANSACTIONS. As part of its financial futures transactions, the Mid Cap Value Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Mid Cap Value Fund may engage in forward foreign currency transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of the Fund. The Fund will not speculate in foreign currency exchange.

If the Fund retains the portfolio security and engages in an offsetting transaction with respect to a forward contract, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund will have to convert its holdings of foreign currencies into U.S. Dollars from time to time in order to meet such needs as Fund expenses and redemption requests. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

The Fund will not enter into forward contracts or maintain a net exposure in such contracts when the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. See "Foreign Currency Transactions" under "Investment Objectives, Policies and Risk Factors--Additional Investment Information" in the prospectus. The Mid Cap Value Fund does not intend to enter into such forward contracts if it would have more than 15% of the value of its total assets committed to such contracts. The Fund segregates eligible securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. The Fund generally does not enter into a forward contract with a term longer than one year.

OTHER CONSIDERATIONS--HIGH YIELD (HIGH RISK) BONDS. As reflected in the prospectus, the Mid Cap Value Fund may invest a portion of its assets in fixed income securities that are in the lower rating categories of recognized rating agencies or are non-rated. These lower rated or non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower rated bonds may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect the Fund's net asset value. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer.

High yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Zero coupon securities and pay-in-kind bonds involve additional special considerations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently with similar maturities and credit quality. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Additional information concerning high yield securities appears under "Appendix--Ratings of Fixed Income Investments."

PORTFOLIO TRANSACTIONS

ZKVA AND ZIML

ZKVA, Zurich Kemper Investments, Inc. ("ZKI") (ZKVA's parent company), and its affiliates furnish investment management services for the Kemper Funds, Zurich Money Funds and other clients including affiliated insurance companies. Zurich Investment Management Limited ("ZIML") is a sub-adviser for the Mid Cap Value Fund and other Kemper Funds. ZKI and its affiliates share some common research and trading facilities. At times investment decisions may be made to purchase or sell the same investment securities for the Funds and for one or more of the other clients managed by ZKVA or its affiliates. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each.

National securities exchanges have established limitations governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may restrict the number of options KVF will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or futures contracts available to the Funds. On the other hand, the ability of the Funds to participate in volume transactions may produce better executions for the Funds in some cases. The Board of Directors believes that the benefits of ZKVA's and ZIML's organizations outweigh any limitations that may arise from simultaneous transactions or position limitations.

ZKVA and ZIML, in effecting purchases and sale of portfolio securities for the account of the Funds, will implement the Funds' policy of seeking best execution of orders. ZKVA and ZIML may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Funds and ZKVA and its affiliates. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients, including clients of ZKVA and its affiliates. In selecting among firms believed to meet the criteria for handling a particular transaction, DVA may give consideration to those firms that have sold or are selling shares of the Funds and of other funds managed by ZKVA or its affiliates, as well as to those firms that provide market, statistical and other research information to the Funds and ZKVA and its affiliates, although ZKVA and ZIML are not authorized to pay higher commissions to firms that provide such services, except as described below.

ZKVA and ZIML may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. ZKVA and ZIML may attempt to direct sufficient commissions and in the case of transactions for certain types of clients, dealer selling concessions on new issues of securities, to ensure the continued receipt of such research products and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by ZKVA or one of its affiliates in cash. Subject to
Section 28(e) and procedures adopted by the Board of Directors of KVF, the Funds could pay a firm that provides research services commissions for effecting a securities transaction for the Funds in excess of the amount other firms would have charged for the transaction if ZKVA or ZIML determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or ZKVA's or ZIML's overall responsibilities to the Funds and other clients. Not all of such research services may be useful or of value in advising the Funds. Research benefits will be available for all clients of ZKVA and its affiliates. The investment management fee paid by the Funds to ZKVA is not reduced because these research services are received.

DVM

Under the sub-advisory agreement between ZKVA and DVM, DVM places all orders for purchases and sales of the High Return Equity Fund's securities. At times investment decisions may be made to purchase or sell the same investment securities of the Fund and for one or more of the other clients managed by DVM. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. As mentioned above, position limits imposed by national securities exchanges may restrict the number of options the Fund will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to the Fund. On the other hand, the ability of the Fund to participate in volume transactions may produce better executions for the Fund in some cases. The Board of Directors believes that the benefits of DVM's organization outweigh any limitations that may arise from simultaneous transactions or position limitations.

DVM, in effecting purchases and sale of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders. DVM may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and DVM. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of DVM. In selecting among firms believed to meet the criteria for handling a particular transaction, DVM may give consideration to those firms that have sold or are selling shares of the Fund and of other funds managed by ZKVA and its affiliates, as well as to those firms that provide market, statistical and other research information to the Fund and DVM, although DVM is not authorized to pay higher commissions to firms that provide such services, except as described below.

DVM may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by DVM in cash. Subject to Section 28(e) and procedures adopted by the Board of Directors of KVF, the Fund could pay a firm that provides research services commissions for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the transaction if DVM determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or DVM's overall responsibilities to the Fund and other clients. Not all of such research services may be useful or of value in advising the Fund. Research benefits will be available for all clients of DVM. The sub-advisory fee paid by ZKVA to DVM is not reduced because these research services are received.

BROKERAGE COMMISSIONS

The table below shows total brokerage commissions paid by the Contrarian, High Return Equity and Small Cap Value Funds for the last three fiscal years and for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.

                                                                  ALLOCATED TO FIRMS
                                                                       BASED ON
                                                                     RESEARCH IN
                       FUND                         FISCAL 1996      FISCAL 1996       FISCAL 1995   FISCAL 1994
                       ----                         -----------   ------------------   -----------   -----------
Contrarian Fund...................................   $157,000             0%             $15,000       $11,000
High Return Equity Fund...........................   $489,000             0%             $40,000       $21,000
Small Cap Value Fund..............................   $365,000             0%             $58,000       $32,000

The increase in the dollar amount of brokerage commissions paid by the Funds during the 1996 fiscal year was primarily due to the increase in the amount of assets under management of each Fund.

INVESTMENT MANAGER AND UNDERWRITER

INVESTMENT MANAGER. Zurich Kemper Value Advisors, Inc. ("ZKVA"), 280 Park Avenue, 40(th) Floor, New York, New York 10017, is the investment manager of each Fund. ZKVA is a wholly-owned subsidiary of Zurich Kemper Investments, Inc. ("ZKI"). ZKI is wholly owned by ZKI Holding Corp. ZKI Holding Corp. is a more than 90% owned subsidiary of Zurich Holding Company of America, Inc., which is a wholly owned subsidiary of Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management. Pursuant to an investment management agreement, ZKVA acts as the investment adviser of each Fund, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers of KVF if elected to such positions. The investment management agreement provides that each Fund pays the charges and expenses of its operations, including the fees and expenses of the directors (except those who are affiliates of ZKVA or its affiliates), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value, taxes and membership dues. KVF bears the expenses of registration of its shares with the Securities and Exchange Commission, while Zurich Kemper Distributors, Inc., as principal underwriter, pays the cost of qualifying and maintaining the qualification of each Fund's shares for sale under the securities laws of the various states. ZKVA has agreed to reimburse each Fund to the extent required by applicable state expense limitations should all operating expenses of the Fund, including the investment management fees of ZKVA but excluding taxes, interest, distribution fees, extraordinary expenses, brokerage commissions or transaction costs and any other properly excludable expenses, exceed the applicable state expense limitations. Currently, there are no state expense limitations in effect.

The investment management agreement provides that ZKVA shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ZKVA in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The Funds' investment management agreement continues in effect from year to year so long as its continuation is approved at least annually by (a) a majority of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of KVF, and (b) by the shareholders or the Board of Directors of KVF. The investment management agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of each Fund for that Fund, and will terminate automatically upon assignment.

The current investment management fee rates paid by the Funds are in the prospectus under "Investment Manager and Underwriter." Prior to August 24, 1995, the Contrarian, High Return Equity and Small Cap Value Funds paid the former adviser an investment management fee at the annual rate of 1.00% of average daily net assets of the Fund up to $1 billion in net assets and .75% thereafter. The table below shows the total investment management fees paid by the Contrarian, High Return Equity and Small Cap Value Funds to ZKVA (or the former adviser for the Funds) for the last three fiscal years.

                            FUND                                FISCAL 1996    FISCAL 1995    FISCAL 1994
                            ----                                -----------    -----------    -----------
Contrarian Fund.............................................    $  400,000      $119,000       $155,000
High Return Equity Fund.....................................    $2,430,000      $369,000       $320,000
Small Cap Value Fund........................................    $  943,000      $ 90,000       $ 64,000

MID CAP VALUE FUND SUB-ADVISER. ZIML, 1 Fleet Place, London, U.K. EC4M 7RQ, an indirect subsidiary of Zurich Insurance Company, is the sub-adviser for the foreign securities portion of the Mid Cap Value Fund. ZIML acts as sub-adviser for the Mid Cap Value Fund pursuant to the terms of a Sub-Advisory Agreement between it and ZKVA.

Under the terms of the Sub-Advisory Agreement, ZIML renders investment advisory and management services with regard to that portion of the Fund's portfolio as may be allocated to ZIML by ZKVA from time to time for management of foreign securities, including foreign currency transactions and related investments. ZIML may, under the terms of the Sub-Advisory Agreement, render similar services to others including other investment companies. For its services, ZIML will receive from ZKVA a monthly fee at the annual rate of .35% of the portion of the average daily net assets of the Fund allocated by ZKVA to ZIML for management. ZIML permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

The Sub-Advisory Agreement provides that ZIML will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ZIML in the performance of its duties or from reckless disregard by ZIML of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Fund and (b) by the shareholders or the Board of Directors. The Sub-Advisory Agreement may be terminated at any time for the Fund upon 60 days notice by ZKVA, ZIML or the Board of Directors, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon the termination of the Fund's investment management agreement. If additional Funds become subject to the Sub-Advisory Agreement, the provisions concerning continuation, amendment and termination shall be on a Fund-by-Fund basis. Additional Funds may be subject to a different agreement.

HIGH RETURN EQUITY FUND SUB-ADVISER. Dreman Value Management, L.L.C. ("DVM"), Three Harding Road, Red Bank, New Jersey 07701, is the sub-adviser for the High Return Equity Fund. DVM is controlled by David N. Dreman. DVM serves as sub-adviser pursuant to the terms of a Sub-Advisory Agreement between it and ZKVA.

Under the terms of the Sub-Advisory Agreement, DVM manages the investment and reinvestment of the High Return Equity Fund's portfolio and will provide such investment advice, research and assistance as ZKVA may, from time to time, reasonably request. The current sub-advisory fee rates paid by ZKVA to DVM are in the prospectus under "Investment Manager and Underwriter."

The Sub-Advisory Agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement remains in effect until December 31, 2002 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Sub-Advisory Agreement shall continue in effect through December 31, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Fund, and (b) by the shareholders or the Board of Directors of the Fund. The Sub-Advisory Agreement may be terminated at any time upon 60 days' notice by ZKVA or by the Board of Directors of the Fund or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement. DVM may not
terminate the Sub-Advisory Agreement prior to June   , 2000. Thereafter, DVM may
terminate the Sub-Advisory Agreement upon 90 days' notice to ZKVA.

PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement"), Zurich Kemper Distributors, Inc. ("ZKDI"), an affiliate of ZKVA and a wholly owned subsidiary of ZKI, is the principal underwriter and distributor for the shares KVF and acts as agent of KVF in the continuous offering of its shares. ZKDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. KVF pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and ZKDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. ZKDI also pays for supplementary sales literature and advertising costs.

The distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Directors of KVF, including the Directors who are not interested persons of KVF and who have no direct or indirect financial interest in the agreement. The agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund for that Fund or by ZKDI upon 60 days' notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board of Directors, or a majority of the Directors who are not interested persons of KVF and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of KVF, as defined under the Investment Company Act of 1940. The agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of a Fund and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the agreement.

Prior to September 11, 1995, Fund/Plan Broker Services, Inc. ("FBS"), served as the underwriter of KVF's shares, pursuant to an underwriting agreement which became effective January 4, 1993. Under the agreement, FBS was the exclusive agent for KVF's continuous offer of shares. Prior to September 11, 1995, shares of KVF were offered to the public at net asset value, without a sales load. No underwriting commissions were associated with sales of Fund shares for the fiscal year ended December 31, 1994 and for the period January 1, 1995 to September 10, 1995.

CLASS A SHARES. The following information concerns the underwriting commissions paid in connection with the distribution of Class A shares of the Contrarian, High Return Equity and Small Cap Value Funds for the periods noted.

                                                                                    COMMISSIONS        COMMISSIONS
                                                          COMMISSIONS RETAINED      UNDERWRITER          PAID TO
                   FUND                     FISCAL YEAR      BY UNDERWRITER      PAID TO ALL FIRMS   AFFILIATED FIRMS
                   ----                     -----------   --------------------   -----------------   ----------------
Contrarian Fund...........................     1996             $ 65,000            $  462,000            $ 41,000
                                               1995*            $     --            $  117,000            $  6,000
High Return Equity Fund...................     1996             $601,000            $4,531,000            $356,000
                                               1995*            $     --            $  427,000            $ 52,000
Small Cap Value Fund......................     1996             $231,000            $1,734,000            $114,000
                                               1995*            $     --            $  178,000            $ 13,000

*Amounts paid from September 11, 1995 through December 31, 1995.

CLASS B SHARES AND CLASS C SHARES. Since the distribution agreement provides for fees charged to Class B and Class C shares that are used by ZKDI to pay for distribution services (see the prospectus under "Investment Manager and Underwriter"), the agreement (the "Plan") is approved and renewed separately for the Class B and Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, which regulates the manner in which an investment company may, directly or indirectly, bear expenses of distributing its shares. Expenses of the Contrarian, High Return Equity and Small Cap Value Funds and of ZKDI in connection with the Rule 12b-1 Plans for the Class B and Class C shares are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expense.

                                                                   TOTAL       DISTRIBUTION
                                                                DISTRIBUTION     FEES PAID
                                DISTRIBUTION     CONTINGENT         FEES            BY
                                 FEES PAID        DEFERRED        PAID BY       UNDERWRITER
                       FISCAL    BY FUND TO    SALES CHARGES    UNDERWRITER    TO AFFILIATED
 FUND CLASS B SHARES    YEAR    UNDERWRITER    TO UNDERWRITER     TO FIRMS         FIRMS
 -------------------   ------   ------------   --------------   ------------   -------------
Contrarian Fund......   1996      $ 95,000**       15,000           584,000         15,000
                        1995*     $  7,000         --               172,000         12,000
High Return Equity
  Fund...............   1996      $750,000**      127,000         7,215,000        126,000
                        1995*     $ 15,000          1,000           455,000         57,000
Small Cap Value
  Fund...............   1996      $191,000**       52,000         2,299,000         47,000
                        1995*     $  8,000          1,000           208,000         13,000


                             OTHER DISTRIBUTION EXPENSES PAID BY UNDERWRITER
                       -----------------------------------------------------------
                       ADVERTISING                MARKETING     MIS.
                           AND       PROSPECTUS   AND SALES   OPERATING   INTEREST
 FUND CLASS B SHARES   LITERATURE     PRINTING    EXPENSES    EXPENSES    EXPENSE
 -------------------   -----------   ----------   ---------   ---------   --------
Contrarian Fund......     148,000       9,000       293,000     57,000      74,000
                           14,000       3,000        34,000      5,000       3,000
High Return Equity
  Fund...............   1,186,000      75,000     2,455,000    468,000     422,000
                           35,000       9,000        75,000     13,000       7,000
Small Cap Value
  Fund...............     391,000      25,000       813,000    134,000     156,000
                           17,000       4,000        39,000      6,000       4,000

                                                                   TOTAL       DISTRIBUTION
                                                                DISTRIBUTION     FEES PAID
                                DISTRIBUTION     CONTINGENT         FEES            BY
                                 FEES PAID        DEFERRED        PAID BY       UNDERWRITER
                       FISCAL    BY FUND TO    SALES CHARGES    UNDERWRITER    TO AFFILIATED
 FUND CLASS B SHARES    YEAR    UNDERWRITER    TO UNDERWRITER     TO FIRMS         FIRMS
 -------------------   ------   ------------   --------------   ------------   -------------
Contrarian Fund......   1996      $  2,000**        2,000            15,000        --
                        1995*     $ --             --               --             --
High Return Equity      1996
  Fund...............             $ 96,000**        3,000           281,000        --
                        1995*     $  1,000         --                 1,000        --
Small Cap Value         1996
  Fund...............             $ 48,000          1,000           130,000        --
                        1995*     $  1,000         --                 1,000        --


                             OTHER DISTRIBUTION EXPENSES PAID BY UNDERWRITER
                       -----------------------------------------------------------
                       ADVERTISING                MARKETING     MIS.
                           AND       PROSPECTUS   AND SALES   OPERATING   INTEREST
 FUND CLASS B SHARES   LITERATURE     PRINTING    EXPENSES    EXPENSES    EXPENSE
 -------------------   -----------   ----------   ---------   ---------   --------
Contrarian Fund......      20,000       1,000        41,000      6,000       3,000
                           --           1,000        --          --          --
High Return Equity
  Fund...............     202,000      13,000       237,000     55,000      22,000
                            5,000       1,000        11,000      2,000       --
Small Cap Value
  Fund...............     103,000       7,000       136,000     35,000      12,000
                            4,000       1,000        10,000      2,000       --

---------------
(1) No contingent deferred sales charges have been imposed on Class C shares purchased prior to April 1, 1996.

*  Amounts paid from September 11, 1995 through December 31, 1995.

** Amounts shown are after expense waiver.

ADMINISTRATIVE SERVICES. Administrative services are provided to KVF under an administrative services agreement ("administrative agreement") with ZKDI, which became effective September 11, 1995. ZKDI bears all its expenses of providing services pursuant to the administrative agreement between ZKDI and KVF, including the payment of service fees. KVF pays ZKDI an administrative services fee, payable monthly, at an annual rate of up to .25% of average daily net assets of the Class A, B and C shares of each Fund.

ZKDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors in KVF. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, ZKDI pays each firm a service fee, payable quarterly, at an annual rate of up to .25% of the net assets in the Funds' accounts that it maintains and services attributable to Class A shares, commencing with the month after investment. With respect to Class B and Class C shares, ZKDI currently advances to firms the first-year service fee at a rate of up to .25% of the purchase price of such shares. For periods after the first year, ZKDI currently intends to pay firms a service fee at a rate of up to .25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by ZKDI or KVF. Firms to which service fees may be paid may include affiliates of ZKDI.

The following information concerns the administrative services fee paid by each Fund to ZKDI.

                                      ADMINISTRATIVE SERVICE FEES
                                             PAID BY FUND                SERVICE FEES            SERVICE FEES
                                     -----------------------------   PAID BY ADMINISTRATOR   PAID BY ADMINISTRATOR
        FUND           FISCAL YEAR   CLASS A     CLASS B   CLASS C         TO FIRMS           TO AFFILIATED FIRMS
        ----           -----------   --------    -------   -------   ---------------------   ---------------------
Contrarian Fund......     1996       $ 32,000**   42,000     3,000          114,000                  2,000
                          1995*      $  5,000      3,000        --           16,000                  1,000
High Return Equity                   $304,000    293,000    38,000
  Fund...............     1996                                              941,000                 19,000
                          1995*      $ 19,000      6,000        --           41,000                  4,000
Small Cap Value......     1996       $ 42,000**  109,000    19,000          351,000                  6,000
                          1995*      $  7,000      3,000        --           20,000                  1,000

---------------
 * Amounts paid from September 11, 1995 through December 31, 1995.

** Amounts shown are after expense waiver.

ZKDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Funds. Currently, the administrative services fee payable to ZKDI is based only upon KVF assets in accounts for which a firm provides administrative services and it is intended that ZKDI will pay all the administrative services fee that it receives from KVF to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of KVF while this procedure is in effect will depend upon the proportion of KVF assets that is in accounts for which a firm of record provides administrative services.

Certain directors or officers of KVF are also directors or officers of ZKVA, ZKI or ZKDI as indicated under "Officers and Directors."

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 as sub-custodian, have custody of all securities and cash of KVF maintained in the United States. The Chase Manhattan Bank, Chase MetroTech Center,

Brooklyn, New York 11245, as custodian, has custody of all securities and cash of a Fund held outside of the United States. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by KVF. IFTC is also the KVF transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Zurich Kemper Service Company ("ZKSVC"), an affiliate of ZKVA, serves as "Shareholder Service Agent" of the Funds, and as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives as transfer agent, and pays to ZKSVC, annual account fees of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of KVF. The following shows for each Fund's 1996 fiscal year (except the Mid Cap Value Fund), the shareholder service fees IFTC remitted to ZKSVC.

                                                                 FEES IFTC
                                                               PAID TO ZKSVC
                            FUND                              ---------------
Contrarian Fund.............................................     $186,000
High Return Equity Fund.....................................     $951,000
Small Cap Value Fund........................................     $541,000

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. KVF's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on KVF annual financial statements, review certain regulatory reports and KVF's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by KVF. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

PURCHASE AND REDEMPTION OF SHARES

As described in KVF's prospectus, shares of a Fund are sold at their public offering price, which is the net asset value per share of the Fund next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until KVF determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by KVF at the applicable net asset value per share of such Fund as described in KVF's prospectus.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B shares or Class C shares by certain classes of persons or through certain types of transactions as described in the prospectus are provided because of anticipated economies in sales and sales related efforts.

KVF may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for KVF to determine the value of a Fund's net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of KVF's shareholders.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel or ruling by the Internal Revenue Service or other assurance acceptable to KVF to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares and the assessment of the administrative services fee with respect to each Class does not result in KVF's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

DIVIDENDS AND TAXES

DIVIDENDS. The Contrarian and High Return Equity Funds normally distribute quarterly dividends of net investment income and the Small Cap Value and Mid Cap Value Funds normally distribute annual dividends of net investment income. Each Fund distributes any net realized short-term and long-term capital gains at least annually.

Each Fund may at any time vary the foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Directors of KVF determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Fund paying such dividends unless shareholders indicate in writing that they wish to receive them in cash or in shares of Kemper Funds as described in the prospectus.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

TAXES. The Mid Cap Value Fund intends to qualify, and the Contrarian, High Return Equity and Small Cap Value Funds intend to continue to qualify, as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. One of the Subchapter M requirements to be satisfied is that less than 30% of each Fund's gross income during its fiscal year must be derived from gains (not reduced by losses) from the sale or other disposition of securities and certain other investments held for less than three months. A Fund may be limited in its options and futures transactions in order to prevent recognition of such gains.

A Fund's options and futures transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of a Fund's securities.

The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options, futures and forward contracts held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts on foreign currency are marked-to-market, the gain or loss is generally ordinary under
Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that such Fund had unrealized gains in offsetting positions at year end.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one year period ended October 31 of the prior calendar year, minus any overdistribution in the prior calendar year. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. Each Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized. A shareholder who has redeemed shares of a Fund or other Kemper Mutual Fund listed in the prospectus under "Special Features--Class A Shares--Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of a Fund or in shares of a Kemper Mutual Fund within six months of the redemption as described in the prospectus under "Redemption or Repurchase of Shares--Reinvestment Privilege." If redeemed shares were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realized a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. If a shareholder of Class A shares redeems or otherwise disposes of such Class A shares less than ninety-one days after they are acquired and subsequently acquires shares of the Fund or of a Kemper Mutual Fund without payment of any sales charge (or for a reduced sales charge) pursuant to a reinvestment privilege acquired in connection with the Class A shares disposed of, then the sales charge on the Class A shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the Class A shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Investment income derived from foreign securities and certain American Depository Receipts may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by any applicable tax treaty.

PERFORMANCE

As described in the prospectus, each Fund's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These various measures of performance are described below. Performance information will be computed separately for each class.

Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without adjusting to deduct the maximum sales charge.

Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for purposes of the "Financial Highlights" table in KVF's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in a Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B shares and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B shares and Class C shares would be reduced if such charge were included.

A Fund's performance figures are based upon historical results and are not representative of future performance. A Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following the purchase. Returns and net asset value will fluctuate. Factors affecting each Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of each Fund are redeemable at the then current net asset value, which may be more or less than original cost.

The figures below show performance information for various periods. Comparative information for certain indices is also included. Please note the differences and similarities between the investments which a Fund may purchase and the investments measured by the applicable indices. The net asset values and returns of each class of shares of the Funds will also fluctuate. No adjustment has been made for taxes payable on dividends. The periods indicated were ones of fluctuating securities prices and interest rates.

                       CONTRARIAN FUND--DECEMBER 31, 1996

                        Initial     Capital Gain     Income       Ending     Percentage      Ending       Percentage    Dow Jones
        TOTAL           $10,000        Income      Dividends      Value       Increase       Value         Increase     Industrial
       RETURN          Investment    Dividends     Reinvested   (adjusted)   (adjusted)   (unadjusted)   (unadjusted)    Average
        TABLE             (1)        Reinvested       (2)          (1)          (1)           (1)            (1)           (3)
       ------          ----------   ------------   ----------   ----------   ----------   ------------   ------------   ----------
                                                          CLASS A SHARES
Life of Fund(+)         $15,956        $8,660        $3,842      $28,458       184.6%       $30,194         201.9%         309.7%
Five Years               12,885         4,499         1,535       18,919        89.2         20.080         100.8          132.7
One Year                  9,848           721           214       10,783         7.8         11,442          14.4           28.8

                                                          CLASS B SHARES
Life of Fund(++)        $11,088        $1,439        $  293      $12,520        25.2%       $12,820          28.2%          41.8%

                                                          CLASS C SHARES
Life of Fund(++)        $11,074        $1,439        $  297      $    NA          NA        $12,810          28.1%          41.8%

                                                         Lipper
                                                         Growth
                       Standard   Consumer   Russell      and        U.S.
        TOTAL          & Poor's    Price     1,000(R)    Income    Treasury
       RETURN            500       Index      Value       Fund       Bill
        TABLE            (4)        (5)        (6)        (7)        (8)
       ------          --------   --------   --------    ------    --------
                                     CLASS A SHARES
Life of Fund(+)         257.6%      36.1%      254.8%    223.3%      63.1%
Five Years              102.7       15.0       121.7      98.1       24.9
One Year                 22.9        3.3        21.6      20.7        5.2
                                    CLASS B SHARES
Life of Fund(++)         33.5%       3.7%       34.4%     30.0%       7.9%
                                    CLASS C SHARES
Life of Fund(++)         33.5%       3.7%       34.4%     30.0%       7.9%

                                                                                                  Lipper
                                                                                                  Growth
      AVERAGE                                       Dow Jones    Standard    Consumer   Russell    and       U.S.
       ANNUAL          Fund      Fund      Fund     Industrial   & Poor's     Price     1000(R)   Income   Treasury
    TOTAL RETURN      Class A   Class B   Class C    Average        500       Index      Value     Fund      Bill
       TABLE          Shares    Shares    Shares       (3)          (4)        (5)        (6)      (7)       (8)
    ------------      -------   -------   -------   ----------   --------    --------   -------   ------   --------
Life of Fund(+)       12.6%       N/A       N/A        17.4%       15.6%       3.6%     15.6%      14.3      5.7
Life of Fund(++)        N/A      18.7      20.8        30.6        24.6        2.8       24.8      22.2      6.0
Five Years             13.6       N/A       N/A        18.4        15.2        2.8       17.3      14.7      4.5
One Year                7.9      10.6      13.5        28.8        22.9        3.3       21.6      20.7      5.2

---------------
(+) Since March 18, 1988, except for the Russell 1,000(R) Value which is since March 31, 1988.
(++) Since September 11, 1995 for Class B and Class C shares, except for the Russell 1,000(R) Value which is since August 31, 1995.
N/A - Not Available.

                   HIGH RETURN EQUITY FUND--DECEMBER 31, 1996

                        Initial                      Income       Ending     Percentage      Ending       Percentage    Dow Jones
        TOTAL           $10,000     Capital Gain   Dividends      Value       Increase       Value         Increase     Industrial
       RETURN          Investment    Dividends     Reinvested   (adjusted)   (adjusted)   (unadjusted)   (unadjusted)    Average
        TABLE             (1)        Reinvested       (2)          (1)          (1)           (1)            (1)           (3)
       ------          ----------   ------------   ----------   ----------   ----------   ------------   ------------   ----------
                                                          CLASS A SHARES
Life of Fund(+)          24,995         8,816         7,887       41,698       317.0         44,242         342.4          309.7
Five Years               19,955         1,116         2,032       23,103       131.0         24,505         145.1          132.7
One Year                 11,632           125           382       12,139        21.4         12,879          28.8           28.8

                                                          CLASS B SHARES
Life of Fund(++)         13,594           412           401       14,107        41.1         14,407          44.1           41.8

                                                          CLASS C SHARES
Life of Fund(++)         13,599           412           408          N/A         N/A         14,419          44.2           41.8

                                                        Lipper
                       Standard   Consumer    S&P/      Equity
        TOTAL          & Poor's    Price     Barra's    Income
       RETURN            500       Index      Value      Fund
        TABLE            (4)        (5)        (9)       (12)
       ------          --------   --------   -------    ------
                           CLASS A SHARES
Life of Fund(+)         257.6       36.1      249.4     206.5
Five Years              102.7       15.0      117.7      91.2
One Year                 22.9        3.3       22.0      17.9
                            CLASS B SHARES
Life of Fund(++)         33.5        3.7       34.4      28.0
                            CLASS C SHARES
Life of Fund(++)         33.5        3.7       34.4      28.0

      AVERAGE                                                    Standard    Consumer    S&P/      Lipper
       ANNUAL          Fund      Fund      Fund     Dow Jones    & Poor's     Price     Barra's    Equity
    TOTAL RETURN      Class A   Class B   Class C   Industrial      500       Index      Value     Income
       TABLE          Shares    Shares    Shares    Average(3)      (4)        (5)        (9)     Fund(12)
    ------------      -------   -------   -------   ----------   --------    --------   -------   --------
Life of Fund(+)        17.6      N/A       N/A         17.4        15.6        3.6       15.4       13.6
Life of Fund(++)       N/A       30.0      32.2        30.6        24.6        2.8       24.8       20.7
Five Years             18.2      N/A       N/A         18.4        15.2        2.8       16.8       13.8
One Year               21.4      24.6      27.7        28.8        22.9        3.3       22.0       17.9

---------------
 (+) Since March 18, 1988, except for the S&P/Barra's Value which is since March
     31, 1988.
(++) Since September 11, 1995 for Class B and Class C shares, except for the
     S&P/Barra's Value which is since August 31, 1995.
N/A - Not Available.

                    SMALL CAP VALUE FUND--DECEMBER 31, 1996

                        Initial                      Income       Ending     Percentage      Ending       Percentage    Dow Jones
        TOTAL           $10,000     Capital Gain   Dividends      Value       Increase       Value         Increase     Industrial
       RETURN          Investment    Dividends     Reinvested   (adjusted)   (adjusted)   (unadjusted)   (unadjusted)    Average
        TABLE             (1)        Reinvested       (2)          (1)          (1)           (1)            (1)           (3)
       ------          ----------   ------------   ----------   ----------   ----------   ------------   ------------   ----------
                                                          CLASS A SHARES
Life of Fund(+)          17,228         2,759         1,557       21,544       115.4         22,859         128.6          116.1
One Year                 11,886            68           265       12,219        22.2         12,960          29.6           28.8
                                                          CLASS B SHARES
Life of Fund(++)         11,518           211           802       12,231        22.3         12,531          25.3           41.8
                                                          CLASS C SHARES
Life of Fund(++)         11,537           212           805          N/A         N/A         12,554          25.5           41.8

                                                       Lipper Small
                       Standard   Consumer   Russell     Company
        TOTAL          & Poor's    Price     2000(R)      Growth
       RETURN            500       Index      Value        Fund
        TABLE            (4)        (5)       (10)         (11)
       ------          --------   --------   -------   ------------
                            CLASS A SHARES
Life of Fund(+)         102.8       13.5      96.8        108.7
One Year                 22.9        3.3      16.5         19.9
                            CLASS B SHARES
Life of Fund(++)         33.5        3.7      21.1         24.1
                            CLASS C SHARES
Life of Fund(++)         33.5        3.7      21.1         24.1

                                                                                                     Lipper
      AVERAGE                                                                                        Small
       ANNUAL          Fund      Fund      Fund     Dow Jones    Standard    Consumer    Russell    Company
    TOTAL RETURN      Class A   Class B   Class C   Industrial   & Poor's     Price      2000(R)     Growth
       TABLE          Shares    Shares    Shares    Average(3)    500(4)     Index(5)   Value(10)   Fund(11)
    ------------      -------   -------   -------   ----------   --------    --------   ---------   --------
Life of Fund(+)        18.1      N/A       N/A         18.2        16.6        2.8         15.8       17.1
Life of Fund(++)       N/A        16.6      19.0       30.6        24.6        2.8         15.8       17.5
One Year               22.2       25.5      28.8       28.8        22.9        3.3         16.5       19.9

---------------
 (+) Since May 22, 1992, except for the Lipper Small Company Growth Fund which is since May 31, 1992.
(++) Since September 11, 1995 for Class B and Class C shares, except for the
     Lipper Small Company Growth Fund which is since August 31, 1995.
N/A - Not Available.

                            FOOTNOTES FOR ALL FUNDS
 (1) The Initial Investment and adjusted amounts for Class A shares were adjusted for the maximum initial sales charge at the beginning of the period, which is 5.75%. The Initial Investment for Class B and Class C shares was not adjusted. Amounts were adjusted for Class B and Class C shares for the contingent deferred sales charge that may be imposed at the end of the period based upon the schedule for shares sold currently; see "Redemption or Repurchase of Shares" in the prospectus.
 (2) Includes short-term capital gain dividends, if any.
 (3) The Dow Jones Industrial Average is an unmanaged weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Assumes reinvestment of dividends. Source is Towers Data Systems.
 (4) The Standard & Poor's 500 Stock Index is an unmanaged unweighted average of 500 stocks, over 95% of which are listed on the New York Stock Exchange. Assumes reinvestment of dividends. Source is Towers Data Systems.
 (5) The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.
 (6) The Russell 1000(R) Value Index is an unmanaged index comprised of common stocks of larger U.S. companies with less than average growth orientation. Companies in this index generally have low price to book and price-earnings ratios, higher dividend yields and lower forecasted growth values. Assumes reinvestment of dividends. Source is Lipper Analytical Services, Inc.
 (7) The Lipper Growth and Income Fund Index is a net asset value weighted index of the performance of the 30 largest growth and income mutual funds tracked by Lipper Analytical Services, Inc. Performance is based on changes in net asset value with all dividends reinvested and with no adjustment for sales charges. Source is Towers Data Systems.
 (8) The U.S. Treasury Bill Index is an unmanaged index based on the average monthly yield of Treasury Bills maturing in 6 months. Source is Towers Data Systems.
 (9) The Standard & Poor's/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to a single attribute: book-to-price ratio. The Value Index contains firms with higher book-to-price ratios and is capitalization weighted. Source is Lipper Analytical Services, Inc.
(10) The Russell 2000(R) Value Index is an unmanaged index comprised of securities in the Russell 2000 Index (small companies) with a less than average growth orientation. Companies in this index generally have low price to book and price-earnings ratios. Source is Towers Data Systems.
(11) The Lipper Small Company Growth Fund Index is a net asset value weighted index of the 30 largest small company growth funds. Performance is based on changes in net asset value with all dividends reinvested and with no adjustment for sales charges. Source is Lipper Analytical Services, Inc.
(12) The Lipper Equity Income Fund Index is a net asset value weighted index of the 30 largest equity income funds. Performance is based on changes in net asset value with all dividends reinvested and with no adjustment for sales charges. Source is Towers Data Systems.
     The following tables illustrate an assumed $10,000 investment in Class A shares of each Fund, which includes the current maximum sales charge of 5.75%, with income and capital gain dividends reinvested in additional shares. Each table covers the period from commencement of operations of the Fund to December 31, 1996.

                           CONTRARIAN FUND (3/18/88)

              DIVIDENDS
                       ANNUAL          CUMULATIVE VALUE OF SHARES ACQUIRED
         ANNUAL       CAPITAL                               REINVESTED
YEAR     INCOME         GAIN                   REINVESTED    CAPITAL
ENDED   DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
12/31  REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
--------------------------------------------------------------------------------
 1988     $132         $    0      $ 9,925       $  137       $    0     $10,062
 1989      285            785       10,668          429          806      11,903
 1990      277            303        9,512          649        1,019      11,180
 1991      307            126       11,645        1,119        1,381      14,145
 1992      303              0       12,700        1,542        1,505      15,747
 1993      267          1,001       12,812        1,827        2,537      17,176
 1994      360          1,483       11,458        1,965        3,748      17,171
 1995      473          1,385       15,240        3,130        6,454      24,824
 1996      557          1,878       15,956        3,842        8,660      28,458

                       HIGH RETURN EQUITY FUND (3/18/88)

              DIVIDENDS
                       ANNUAL          CUMULATIVE VALUE OF SHARES ACQUIRED
         ANNUAL       CAPITAL                               REINVESTED
YEAR     INCOME         GAIN                   REINVESTED    CAPITAL
ENDED   DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
12/31  REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
--------------------------------------------------------------------------------
 1988     $247         $    0      $10,376       $  258       $    0     $10,634
 1989      468          2,331        9,539          687        2,370      12,596
 1990      524              0        8,326        1,115        2,069      11,510
 1991      387            265       11,786        1,990        3,208      16,984
 1992      370            123       13,753        2,722        3,872      20,347
 1993      298            345       14,581        3,189        4,453      22,223
 1994      352              0       14,214        3,449        4,341      22,004
 1995      351            589       20,216        5,317        6,782      32,315
 1996    1,261            426       24,995        7,887        8,816      41,698

                         SMALL CAP VALUE FUND (5/22/92)

              DIVIDENDS
                       ANNUAL          CUMULATIVE VALUE OF SHARES ACQUIRED
         ANNUAL       CAPITAL                               REINVESTED
YEAR     INCOME         GAIN                   REINVESTED    CAPITAL
ENDED   DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
12/31  REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
--------------------------------------------------------------------------------
 1992     $ 28          $405       $10,857       $   29       $  411     $11,297
 1993       58           507        10,584           86          914      11,584
 1994        0           416        10,226           83        1,292      11,601
 1995      724           326        13,666          864        2,093      16,623
 1996      454           118        17,228        1,557        2,759      21,544

* Includes short-term capital gain dividends.

Investors may want to compare the performance of a Fund to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index(TM) for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

Investors may want to compare the performance of a Fund to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC/Donoghue's Money Fund Averages(R) (All Taxable). As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

The following tables compare the performance of the Class A shares of the Contrarian, High Return Equity and Small Cap Value Funds over various periods ended December 31, 1996 with that of other mutual funds within the categories described below according to data reported by Lipper Analytical Services, Inc. ("Lipper"), New York, New York, which is a mutual fund reporting service. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Future performance cannot be guaranteed. Lipper publishes performance analyses on a regular basis. Each category includes funds with a variety of objectives, policies and market and credit risks that should be considered in reviewing these rankings.

                                                               GROWTH & INCOME
                                                                    FUNDS
                      CONTRARIAN FUND                          ---------------
  Five Years................................................    70 of 209
  One Year..................................................   480 of 512

The Lipper Growth & Income Funds category includes funds that combine a growth of earnings orientation and an income requirement for level and/or rising dividends.

                                                                EQUITY INCOME
                                                                    FUNDS
                  HIGH RETURN EQUITY FUND                       -------------
  Five Years................................................     1 of 57
  One Year..................................................    2 of 159

The Lipper Equity Income Funds category includes funds that seek relatively high current income and growth of income through investing 60% or more of its portfolio in equities.

                                                                SMALL COMPANY
                                                                GROWTH FUNDS
                    SMALL CAP VALUE FUND                        -------------
  One Year..................................................    50 of 370

The Lipper Small Company Growth Fund category includes funds that by prospectus or portfolio practice limit investments to companies on the basis of the size of the company.

OFFICERS AND DIRECTORS

The officers and directors of KVF, their birthdates, their principal occupations and their affiliations, if any, with Zurich Kemper Value Advisors, Inc. ("ZKVA"), Zurich Kemper Investments, Inc. ("ZKI"), Zurich Investment Management Limited ("ZIML") and Zurich Kemper Distributors, Inc. ("ZKDI"), or their affiliates are as follows (The number following each person's title is the number of investment companies managed by ZKVA or ZKI for which he or she holds similar positions):

JAMES E. AKINS (10/15/26), Director (13), 2904 Garfield Terrace N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly a career United States Foreign Service Officer; Energy Adviser for the White House; United States Ambassador to Saudi Arabia, 1973-1976.

ARTHUR R. GOTTSCHALK (2/13/25), Director (13), 10642 Brookridge Drive, Frankfort, Illinois; Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; Member,

Board of Governors, Heartland Institute/Illinois; formerly, Illinois State Senator; formerly, Vice President, the Ruben H. Donnelley Corp.

FREDERICK T. KELSEY (4/25/27), Director (13), 738 York Court, Northbrook, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Benchmark Fund and the Pilot Fund.

*DOMINIQUE P. MORAX (10/2/48), Director (39), 222 South Riverside Plaza, Chicago, Illinois; Chief Executive Officer and Chief Investment Officer, ZIML; Director, ZKI.

FRED B. RENWICK (2/1/30), Director (13), 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director; TIFF Industrial Program, Inc.; Director, The Wartburg Home Foundation; Chairman, Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; previously member of the Investment Committee of Atlanta University Board of Trustees; previously Director of Board of Pensions Evangelical Lutheran Church in America.

*STEPHEN B. TIMBERS (8/8/44), President and Director (39), 222 South Riverside Plaza, Chicago, Illinois; President, Chief Executive Officer, Chief Investment Officer and Director, ZKI; Director, ZKDI, ZKVA and LTV Corporation.

JOHN B. TINGLEFF (5/4/35), Director (13), 2015 South Lake Shore Drive, Harbor Springs, Michigan; Retired; formerly, President, Tingleff & Associates (management consulting firm); formerly, Senior Vice President, Continental Illinois National Bank & Trust Company.

JOHN G. WEITHERS (8/8/33), Director (13), 311 Spring Lake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company; President of the Members of the Corporation and Trustee, DePaul University; Director, Systems Imagineering.

*CHRISTIAN C. BERTELSEN (1/20/43), Vice President (1), 280 Park Avenue, 40th Floor, New York, New York; Senior Managing Director and Chief Investment Officer, ZKVA.

*CHARLES R. MANZONI, Jr. (1/23/47), Vice President (39), 222 South Riverside Plaza, Chicago, Illinois; Executive Vice President, Secretary and General Counsel of ZKI, Secretary of ZKI Holding Corp., Secretary ZKI Agency, Inc.; formerly Partner, Gardner Carton & Douglas (attorneys).

*JOHN E. NEAL (3/9/50), Vice President (39), 222 South Riverside Plaza, Chicago, Illinois; President, Kemper Funds Group, a unit of ZKI; Director, ZKI, ZKVA and ZKDI.

*JAMES R. NEEL (4/1/43), Vice President (1), 280 Park Avenue, 40th Floor, New York, New York; President, Chief Executive Officer and Director, ZKVA.

*STEVEN T. STOKES (7/18/62), Vice President (2), 280 Park Avenue, 40th Floor, New York, New York; Managing Director, ZKVA.

*JEROME L. DUFFY (6/29/36), Treasurer (39), 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, ZKI.

*PHILIP J. COLLORA (11/15/45), Vice President and Secretary (39), 222 South Riverside Plaza, Chicago, Illinois; Attorney, Senior Vice President and Assistant Secretary, ZKI.

*ELIZABETH C. WERTH (10/1/47), Assistant Secretary (32), 222 South Riverside Plaza, Chicago, Illinois; Vice President, ZKI; Vice President and Director of State Registrations, ZKDI.
---------------

* "Interested persons" as defined in the Investment Company Act of 1940.

The directors and officers who are "interested persons" as designated above receive no compensation from KVF. The table below shows amounts paid or accrued to those directors who are not designated "interested persons" during the 1996 calendar year.

                                                                                         TOTAL
                                                                                     COMPENSATION
                                                               AGGREGATE           FROM KEMPER FUND
                                                              COMPENSATION          COMPLEX PAID TO
                   NAME OF BOARD MEMBERS                        FROM KVF           BOARD MEMBERS(2)
                   ---------------------                      ------------         ----------------
James E. Akins..............................................     $6,800                $ 94,300
Arthur R. Gottschalk(1).....................................     $6,900                $102,700
Frederick T. Kelsey(1)......................................     $6,800                $106,800
Fred B. Renwick.............................................     $6,800                $ 94,300
John B. Tingleff............................................     $6,800                $ 94,300
John G. Weithers............................................     $6,600                $ 94,300

---------------
(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with certain Kemper funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds - Zurich Money Market Fund. The total deferred amount and interest accrued for the fiscal year ended December 31, 1996 for KVF is $2,900 for Mr. Gottschalk.

(2) Includes compensation for service on the boards of 13 Kemper funds with 36 fund portfolios. Each board member currently serves as a board member of 13 Kemper Funds with 40 fund portfolios.

As of June 2, 1997, the officers and directors of KVF as a group owned less than 1% of each Fund and ZKVA owned of record all of the outstanding shares of the Mid Cap Value Fund.

PRINCIPAL HOLDERS OF SECURITIES

As of June 2, 1997 the following owned of record more than 5% of the outstanding stock of the Funds, as set forth below.

                                CONTRARIAN FUND

                         NAME & ADDRESS                           CLASS            PERCENTAGE
                         --------------                           -----            ----------
  **John G. Nackley & Dennis J. Fiore &.......................      A                 5.40
  Norene Bradshaw Trustees
  FBO Intermetro Industries
  Salaried Employees Pension Tr.
  651 N. Washington St.
  Wilkes Barre PA 18705
  **NFSC FEBO.................................................      B                 8.53
  NFSC/FMTC
  FEBO Marnette M. Johnson
  10333 Lake Jackson Drive
  Manassas, VA 20111
  *Everen Clearing Corp.......................................      B                 5.62
  FBO Jack R. Bowers IRA
  4624 State Rt. 160
  Highland, IL 62249
  *NFSC FEBO..................................................      C                 5.33
  NFSC/FMTC IRA
  FBO John M. Vogel
  9620 S. Mansfield
  Oak Lawn, IL 60453
  **MLPF & S..................................................      C                 6.93
  Attn: Fund Administration
  4800 Deer Lake Dr. East
  Jacksonville FL 32246

                            HIGH RETURN EQUITY FUND

                       NAME & ADDRESS                           CLASS            PERCENTAGE
                       --------------                           -----            ----------
**NFSC FEBO.................................................      A                 7.40
Shirley K. Hori
Takanawa Minato-Ku
Tokyo Japan 108
**Donaldson Lufkin Jenrette.................................      A                 5.54
Securities Corporation Inc
P.O. Box 2052
Jersey City NJ 07303
**NFSC FEBO.................................................      B                 9.56
Norman W. Slatton, Sr.
6608 Adamo Dr.
Tampa FL 33619
**Donaldson Lufkin Jenrette.................................      C                 6.14
Securities Corporation Inc.
P.O. Box 2052
Jersey City NJ 07303
**Raymond James & Assoc Inc.................................      C                 6.24
Roy I Frekse IRA
5554 Devonshire Ave
St. Louis MO 63109
**NFSC FEBO.................................................      C                 6.81
NFSC/FMT IRASEPP
FBO Lori A. Stanley
777 E. West Salem Rd.
Creston OH 44217
**MLPF & S..................................................      C                15.30
Attn: Fund Administration
4800 Deer Lake Dr. East
Jacksonville FL 32246

                              SMALL CAP VALUE FUND

                       NAME & ADDRESS                           CLASS            PERCENTAGE
                       --------------                           -----            ----------
NFSC FEBO...................................................      A                 5.94
FBO Kam Woon Mak IRA
Caineway Mansion
Central Hong Kong
Donald Lufkin Jenrette......................................      A                 7.76
Securities Corporation Inc.
P.O. Box 2050
Jersey City NJ 07303
MLPF&S......................................................      A                28.29
Attn: Fund Administration
4800 Deer Lake Dr. East
Jacksonville, FL 32246
**Everen Clearing Corp......................................      B                 5.40
FBO Scott D Smith IRA
305 Hopinton Culver NE
Hopinton IA 52237
NFSC FEBO...................................................      B                 9.61
Norman W. Slatton Sr.
6608 Adamo Dr.
Tampa FL 33619
MLPF & F....................................................      B                 7.30
Attn: Fund Administration
4800 Deer Lake Dr. East
Jacksonville FL 32246
**Donaldson Lufkin Jenrette.................................      C                 8.02
Securities Corporation Inc.
P.O. Box 2052
Jersey City NJ 07303
**NFSC FEBO.................................................      C                 7.22
Beven D. Sangi
6380 Chartes Dr.
Rancho Pls Vrd CA 90275
**MLPS & S..................................................      C                19.90
Attn: Fund Administration
4800 Deer Lake Dr. East
Jacksonville FL 32246

---------------
 * Record and beneficial owner.

** Record owner only.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholder
Kemper Value Fund, Inc.
  Kemper Mid Cap Value Fund

We have audited the accompanying statement of net assets of Kemper Value Fund,
Inc. -- Kemper Mid Cap Value Fund as of        , 1997. This statement of net
assets is the responsibility of Kemper Value Fund, Inc.'s management. Our responsibility is to express an opinion on this statement of net assets based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of net assets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of net assets presentation. We believe that our audit of the statement of net assets provides a reasonable basis for our opinion.

In our opinion, the statement of net assets referred to above presents fairly, in all material respects, the financial position of Kemper Value Fund, Inc. --
Kemper Mid Cap Value Fund at           , 1997 in conformity with generally
accepted accounting principles.

                                       Ernst & Young LLP

Chicago, Illinois
       , 1997

KEMPER VALUE FUND, INC.--
  KEMPER MID CAP VALUE FUND
STATEMENT OF NET ASSETS--               , 1997

                           ASSETS
Cash........................................................    $100,000
                                                                ========
                         NET ASSETS
Net assets, applicable to shares of common stock ($.01 par
  value per share) outstanding as follows:
  Class A--3,473.684
  Class B--3,473.684
  Class C--3,578.947........................................    $100,000
                                                                ========
                   THE PRICING OF SHARES
Net asset value and redemption price per share
  Class A ($33,000 / 3,473.684 shares outstanding)..........    $   9.50
  Class B* ($33,000 / 3,473.684 shares outstanding).........    $   9.50
  Class C ($34,000 / 3,578.947 shares outstanding)..........    $   9.50
Maximum offering price per share
  Class A (net asset value, plus 6.10% of net asset value or
     5.75% of
     offering price)........................................    $  10.08
  Class B (net asset value).................................    $   9.50
  Class C (net asset value).................................    $   9.50

---------------

* Subject to contingent deferred sales charge.

NOTES:

Kemper Value Fund, Inc. ("KVF") was organized as a Maryland corporation in October, 1987. All shares of common stock of Kemper Mid Cap Value Fund were issued to Zurich Kemper Value Advisers, Inc. ("ZKVA"), the investment manager
for the Mid Cap Value Fund, on      , 1997 for $100,000 cash. KVF may establish
multiple series; currently four series have been established.

The costs of organization of the Mid Cap Value Fund will be paid by ZKVA.

APPENDIX--RATINGS OF FIXED INCOME INVESTMENTS

                   STANDARD & POOR'S CORPORATION BOND RATINGS

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                  MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                           PART C: OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements:
     (1)   Included in Part A of the Registration Statement:
           Kemper Contrarian Fund, Kemper-Dreman High Return Equity
           Fund and Kemper Small Cap Value Fund--Financial Highlights
           Kemper Mid Cap Value Fund--None
     (2) Report of Independent Accountants and Financial Statements included in Part B of the Registration Statement:
           Kemper Contrarian Fund, Kemper-Dreman High Return Equity
           Fund and Kemper Small Cap Value Fund
           Report of Independent Auditors (February 18, 1997)
           Statement of Assets and Liabilities--December 31, 1996
           Statement of Operations for the year ended December 31, 1996
           Statement of Changes in Net Assets for each of the two years in the period ended December 31, 1996
           Notes to Financial Statements
           Portfolio of Investments--December 31, 1996

     Schedule I has been omitted as the required information is presented in the Portfolio of Investments at December 31, 1996.

     Schedules II, III, IV and V have been omitted as the required information is not present.

           Kemper Mid Cap Value Fund
           Report of Independent Auditors--               , 1997
           Statement of Net Assets--          , 1997

     Schedules I, II, III, IV and V have been omitted as the required information is not present.

(b)  Exhibits:
     99.B1a            Articles of Incorporation of Registrant*
     99.B1b            Articles Supplementary to Articles of Incorporation of
                       Registrant*
     99.B1c            Articles Supplementary to Articles of Incorporation of
                       Registrant*
     99.B1d            Articles Supplementary to Articles of Incorporation of
                       Registrant*
     99.B1e            Articles Supplementary to Articles of Incorporation of
                       Registrant*
     99.B1f            Articles Supplementary to Articles of Incorporation of
                       Registrant*
     99.B1g            Articles of Amendment to Articles of Incorporation of
                       Registrant*
     99.B1h            Articles of Amendment to Articles of Incorporation of
                       Registrant*
     99.B1i            Articles of Amendment to Articles of Incorporation of
                       Registrant+
     99.B2             Bylaws*
     99.B3             Inapplicable
     99.B4             Text of Stock Certificate*
     99.B5(a)          Investment Management Agreement*
     99.B5(b)          Notification of Additional Fund+
     99.B5(c)          Sub-Advisory Agreement (DVM)+
     99.B5(d)          Sub-Advisory Agreement (ZIML)+
     99.B6a            Underwriting and Distribution Services Agreement*
     99.B6b            Form of Selling Group Agreement*
     99.B7             Inapplicable

     99.B8             Custody Agreement*
     99.B9a            Agency Agreement*
     99.B9b            Supplement to Agency Agreement+
     99.B9b            Administrative Services Agreement+
     99.B10            Opinion and Consent of Vedder, Price, Kaufman & Kammholz+
     99.B11            Consent and Reports of Ernst & Young LLP
     99.B12            Inapplicable
     99.B13            Subscription Agreement+
     99.B14            Model Retirement Plans: IRA and SEP-IRA*
     99.B15            See 6(a) above (Class B and C Shares)
     99.B16            Performance Calculations*
     99.B18.           Multi-Distribution System Plan+
     99.B24.           Powers of Attorney*

---------------
+ To be filed by amendment.

* Incorporated herein by reference to the Post-Effective Amendment to Registrant's Registration Statement on Form N-1A identified below.

               EXHIBIT NO.                  POST-EFFECTIVE AMENDMENT NO.   FILING DATE
               -----------                  ----------------------------   -----------
B1(h), B6(b)                                             17                  4/22/97
B5(a), B6(a), B14, B24                                   16                  4/26/96
B1(a), (b), (c), (d), (e), (f), (g)                      15                  2/29/96
B2, B4, B6b, B8, B9a, B16                                14                   9/8/95

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not applicable

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

                                                                       NUMBER OF RECORD HOLDERS
                                                                          AS OF JUNE 2, 1997
                                                               -----------------------------------------
                           FUND                                CLASS A    CLASS B     CLASS C    CLASS I
                           ----                                -------    -------     -------    -------
Kemper Contrarian Fund                                          7,198       5,993        839         --
Kemper-Dreman High Return Equity Fund                          63,759      70,536      9,871      5,023
Kemper Small Cap Value Fund                                    35,143      33,447      5,510      3,894
Kemper Mid Cap Value Fund                                          --          --         --         --

ITEM 27. INDEMNIFICATION

     The Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. The Registrant's Bylaws provide for the indemnification of Registrant's officers and directors.

     In no event will Registrant indemnify any of its directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his or her office.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

ITEM 28(A). BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Information pertaining to business and other connections of the Registrant's investment advisers is hereby incorporated by reference to the section of the Prospectus captioned "Investment Manager and Underwriter" and to the section of the Statement of Additional Information captioned "Investment Manager and Underwriter".

     Zurich Kemper Value Advisors, Inc., 280 Park Avenue, 40th Floor, New York, New York 10017, performs investment advisory services for Registrant, institutional advisory clients and certain portfolios of Investors Fund Series. Zurich Kemper Value Advisors, Inc. is also a subadviser for Kemper Value Plus Growth Fund, Kemper Horizon Fund and certain portfolios of Investors Fund Series.

Item 28(b)(i) Business and Other Connections of Officers and Directors of Zurich Investment Management Limited, the Investment Sub-Advisor

JOHNS, GORDON K.
  Director, Managing Director, Zurich Investment Management Limited Director, Thames Heritage Parade Limited


FERRO, DENNIS H.
  Director, Chief Executive Officer and Managing Director-Equities, Zurich Investment Management Limited

CHENG, LAURENCE W.
  Director, Member of Corporate Executive Board and Chief Investment Officer for Investments and International Asset Management, Zurich Insurance Company

HAAS, RICHARD D.W.
  Director, Finance Director, Compliance Officer and Joint Secretary, Zurich Investment Management Limited

DUDASIK, PATRICK H.
  Director and Treasurer, Zurich Investment Management Limited
  Senior Vice President, Zurich Kemper Investments, Inc.
  Executive Vice President, Chief Financial Officer and Treasurer,
  Zurich Kemper Value Advisors, Inc.
  Vice President and Treasurer, Zurich Investment Management, Inc. Treasurer and Chief Financial Officer, Zurich Kemper Distributors, Inc. Treasurer and Chief Financial Officer, Zurich Kemper Service Company Treasurer, ZKI Agency, Inc.

THOUIN-LEERKAMP, EDITH A.
  Director-European Equities, Zurich Investment Management Limited

PRIDEAUX, TERENCE C.
  Director, Zurich Investment Management Limited

KOMAROMY, LESLIE J.S.
  Director, Zurich Investment Management Limited

WALLIS, STEPHEN P.
  Director, Zurich Investment Management Limited

MASON, ANDREW
  Director-Asian Equities, Zurich Investment Management Limited

SHANKAR, RAVI
  Director-Fixed Income Strategy, Zurich Investment Management
Limited

SLENDEBROEK, MARC J.
  Associate Director, Zurich Investment Management Limited

GRAHAM, ANDREW
  Associate Director, Zurich Investment Management Limited

BOORMAN, JONATHAN J.
  Associate Director, Zurich Investment Management Limited

Item 28(b) (ii) Business and Other Connections of Officers and Directors of Zurich Kemper Value Advisors, Inc., the Investment Advisor


KEITH, GEORGE H.
        President, Zurich Kemper Value Advisors, Inc.
        Senior Vice President, Zurich Kemper Investments, Inc.

NEAL, JOHN E.
        Director, Zurich Kemper Value Advisors, Inc.
        Director, Zurich Kemper Investments, Inc.
        President, Kemper Funds Group, a unit of Zurich Kemper
        Investments, Inc.
        Director, President, Zurich Kemper Service Company
        Director, Zurich Kemper Distributors, Inc.
        Director, Zurich Investment Management, Inc.
        Director, ZKI Agency, Inc.
        Director, Community Investment Corporation
        Director, Continental Community Development Corporation
        Director, K-P Greenway, Inc.
        Director, K-P Plaza Dallas, Inc.
        Director, Kemper/Prime Acquisition Fund, Inc.
        Director, RespiteCare
        Director, Urban Shopping Centers, Inc.
        Vice President, Kemper Funds

TIMBERS, STEPHEN B.
        Director, Zurich Kemper Value Advisors, Inc.
        Director, President, Chief Executive Officer and Chief Investment Officer, Zurich Kemper Investments, Inc.
        Director, Zurich Kemper Distributors, Inc.
        Director, Zurich Investment Management, Inc.
        Director, Chairman, Zurich Kemper Service Company
        Director, President, Kemper International Management, Inc. Director, ZKI Agency, Inc.
        Trustee and President, Kemper Funds
        Director, The LTV Corporation
        Governor, Investment Company Institute

DUDASIK, PATRICK H.
   Executive Vice President, Chief Financial Officer and Treasurer, Zurich Kemper Value Advisors, Inc.
   Executive Vice President and Chief Financial Officer, Zurich Kemper Investments, Inc.
   Chief Financial Officer and Treasurer, Zurich Investment Management, Inc. Treasurer and Chief Financial Officer, Zurich Kemper Distributors, Inc. Treasurer and Chief Financial Officer, Zurich Kemper Service Company Treasurer, ZKI Agency, Inc.

COUGHLIN, WILLIAM F.
   Managing Director, Zurich Kemper Value Advisors, Inc.

SHIPMAN, STEPHEN E.
  Managing Director, Zurich Kemper Value Advisors, Inc.

STOKES, STEPHEN T.
  Managing Director, Zurich Kemper Value Advisors, Inc.

KAY, JONATHAN S.
  Managing Director, Zurich Kemper Value Advisors, Inc.

COLLORA, PHILIP J.
   Assistant Secretary, Zurich Kemper Value Advisors, Inc.
   Senior Vice President and Assistant Secretary,
   Zurich Kemper Investments, Inc.
   Vice President and Secretary, Kemper Funds
   Assistant Secretary, Kemper International Management, Inc.
   Assistant Secretary, Zurich Investment Management, Inc.

HECHT, MARC L.
   Assistant Secretary, Zurich Kemper Value Advisors, Inc.
   Vice President, Zurich Kemper Investments, Inc.
   Assistant Secretary, Zurich Kemper Distributors, Inc.
   Assistant Secretary, ZKI Holding Corporation
   Assistant Secretary, ZKI Agency, Inc.
   Assistant Secretary, Zurich Investment Management, Inc.

MANZONI, JR., CHARLES R.
   Secretary, Zurich Kemper Value Advisors, Inc.
   Executive Vice Pres., Sec'y & General Counsel, Zurich Kemper
   Investments, Inc.
   Vice President, Kemper Funds
   Secretary, ZKI Agency, Inc.
   Secretary, Zurich Kemper Service Company
   Secretary, Zurich Kemper Distributors, Inc.
   Secretary, ZKI Holding Corporation
   Secretary, Zurich Investment Management, Inc.

ITEM 29. PRINCIPAL UNDERWRITERS

         (a) Zurich Kemper Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter of the Kemper Funds, Investors Fund Series and Kemper International Bond Fund.

         (b) Information on the officers and directors of Zurich Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                                                                      POSITIONS AND
                              POSITIONS AND OFFICES                   OFFICES WITH
         NAME                   WITH UNDERWRITER                       REGISTRANT
         ----                    ----------------                      ----------
James L. Greenawalt         Director, President                            None
William E. Chapman, II      Director, Executive Vice President             None
John E. Neal                Director                                   Vice President
Stephen B. Timbers          Director                                  President/Trustee
Patrick H. Dudasik          Financial Principal, Treasurer
                            and Chief Financial Officer                    None
Michael E. Harrington       Executive Vice President                       None
Philip D. Hausken           Vice President                                 None
Elizabeth C. Werth          Vice President                          Assistant Secretary
Charles R. Manzoni, Jr.     Secretary                                  Vice President
Marc L. Hecht               Assistant Secretary                            None
Diane E. Ratekin            Assistant Secretary                            None

         (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     All such accounts, books and other documents are maintained at the offices of the Registrant, at the offices of Registrant's investment manager, Dreman Value Advisors, Inc., 280 Park Avenue, 40(th) Floor, New York, New York 10017, at the offices of Registrant's principal underwriter, Zurich Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's custodian and transfer agent, Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105 or at the offices of the Registrant's shareholder service agent, Zurich Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.

ITEM 31. MANAGEMENT SERVICES

     Not Applicable

ITEM 32. UNDERTAKINGS

     (a) Inapplicable

     (b) Registrant undertakes to file a Post-Effective Amendment containing financial statements, with respect to Kemper Mid Cap Value Fund, which need not be certified, within four to six months of the effective date of the Registration Statement.

     (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of its latest annual report to shareholders, upon request and without charge.

                                 S I G N A T U R E S


               Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 21st day of November, 1997.


                                        KEMPER VALUE FUND, INC.

                                        By /s/ Stephen B. Timbers
                                          ---------------------------------
                                           Stephen B. Timbers, President


               Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on November 21, 1997 on behalf of the following persons in the capacities indicated.


                         Signature                   Title
                         ---------                   -----


                  /s/ Stephen B. Timbers             President (Principal
          ----------------------------------------   Executive Officer) and
                      Stephen B. Timbers             Director


                  /s/James E. Akins*                 Director
          ----------------------------------------
                  /s/Arthur R. Gottschalk*           Director
          ----------------------------------------
                  /s/Frederick T. Kelsey*            Director
          ----------------------------------------
                  /s/Fred B. Renwick*                Director
          ----------------------------------------
                  /s/John B. Tingleff*               Director
          ----------------------------------------
                  /s/John G. Weithers*               Director
          ----------------------------------------

                  /s/Jerome L. Duffy                 Treasurer (Principal
          ----------------------------------------   Financial and
                     Jerome L. Duffy                 Accounting Officer)

          *Philip J. Collora signs this document pursuant to powers of attorney filed with Post-Efective Amendment No. 16 to Registrant's Registration Statement on Form N-1A filed on April 26, 1996.


                                           /s/ Philip J. Collora
                                          --------------------------------
                                               Philip J. Collora

                                 EXHIBIT INDEX

     99.B1a            Articles of Incorporation of Registrant*
     99.B1b            Articles Supplementary to Articles of Incorporation of
                       Registrant*
     99.B1c            Articles Supplementary to Articles of Incorporation of
                       Registrant*
     99.B1d            Articles Supplementary to Articles of Incorporation of
                       Registrant*
     99.B1e            Articles Supplementary to Articles of Incorporation of
                       Registrant*
     99.B1f            Articles Supplementary to Articles of Incorporation of
                       Registrant*
     99.B1g            Articles of Amendment to Articles of Incorporation of
                       Registrant*
     99.B1h            Articles of Amendment to Articles of Incorporation of
                       Registrant*
     99.B1i            Articles of Amendment to Articles of Incorporation of
                       Registrant+
     99.B2             Bylaws*
     99.B3             Inapplicable
     99.B4             Text of Stock Certificate*
     99.B5(a)          Investment Management Agreement*
     99.B5(b)          Notification of Additional Funds+
     99.B5(c)          Sub-Advisory Agreement (DVM)+
     99.B5(d)          Sub-Advisory Agreement (ZIML)+
     99.B6a            Underwriting and Distribution Services Agreement*
     99.B6b            Form of Selling Group Agreement*
     99.B7             Inapplicable
     99.B8             Custody Agreement*
     99.B9a            Agency Agreement*
     99.B9b            Supplement to Agency Agreement+
     99.B9b            Administrative Services Agreement+
     99.B10            Opinion and Consent of Vedder, Price, Kaufman & Kammholz+
     99.B11            Consent and Reports of Ernst & Young LLP
     99.B12            Inapplicable
     99.B13            Subscription Agreement+
     99.B14            Model Retirement Plans: IRA and SEP-IRA*
     99.B15            See 6(a) above (Class B and C Shares)
     99.B16            Performance Calculations*
     99.B18.           Multi-Distribution System Plan+
     99.B24.           Powers of Attorney*

---------------
+ To be filed by amendment.

* Incorporated herein by reference to the Post-Effective Amendment to Registrant's Registration Statement on Form N-1A identified below.

            EXHIBIT NO.               POST-EFFECTIVE AMENDMENT NO.   FILING DATE
            -----------               ----------------------------   -----------
B1(h), B6(b)                                       17                  4/22/97
B5(a), B6(a), B14, B24                             16                  4/26/96
B1(a), (b), (c), (d), (e), (f), (g)                15                  2/29/96
B2, B4, B6b, B8, B9a, B16                          14                   9/8/95